UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-6526
Coventry Group

(Exact name of registrant as specified in charter)

3435 Stelzer Road Columbus, Ohio	43219

(Address of principal executive offices)	(Zip code)
Citi Fund Services 3435 Stelzer Road Columbus, Ohio 43219

(Name and address of agent for service)
Registrant’s telephone number, including area code: 614-470-8000
Date of fiscal year end: March 31,
Date of reporting period: September 30, 2007
Item 1. Reports to Stockholders.

1st Source Monogram Funds℠

Semi-Annual Report
September 30, 2007
(Unaudited)

• Are Not FDIC Insured • May Lose Value • Have No Bank Guarantee

SEMI — ANNUAL REPORT
S e m i — A n n u a l R e p o r t
S e p t e m b e r 3 0 , 2 0 0 7 ( U n a u d i t e d )
Notice to Investors Shares of 1st Source Monogram FundsSM:
re Aot N FDIC NsureD I Ay ose LM ALue V AVe o N H ANk B uArANtee G

Table of Contents
1st Source Monogram Funds
Semi-Annual Report—September 30, 2007 (Unaudited)

Letter from the Investment Adviser	1
Income Equity Fund	3
Income Fund	9
Long/Short Fund	16
Notes to Financial Statements	22
Table of Shareholder Expenses	27
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-766-8938 or on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov. A copy of the Funds’ voting record for the most recent 12-month period ended June 30, is available at the SEC’s website at www.sec.gov.
Statement Regarding Availability of Quarterly Portfolio Schedule.
The 1st Source Monogram Funds file complete schedules of portfolio holdings for each Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available upon request without charge.

Letter from the Investment Adviser
Dear Investor:
We are pleased to present this report for the six-month period ended September 30, 2007. Economic growth slowed but remained positive during the period, as a strong global expansion helped offset weakness in the U.S. housing market. Stocks posted broad gains during the first half of the period and then fluctuated dramatically during the second half. For the period as a whole the Dow Jones Industrial Average of blue-chip stocks gained 13.65%, while the large-cap S&P 500 index climbed 8.42% and the small-cap Russell 2000® returned 1.19%. In the fixed-income markets, high-quality bonds significantly outperformed lower-quality securities. The Lehman Brothers U.S. Aggregate Index posted a 2.31% return for the period.
Rising defaults by homeowners with weak credit led to turbulence in the financial markets. The crisis in sub-prime mortgages called into question the viability of many mortgage-backed and asset-backed securities, and led to a credit squeeze that roiled both stocks and bonds. Meanwhile the economy softened, highlighted by a weak August jobs report. The Federal Reserve Board (the “Fed”) acted several times to inject liquidity into the markets, including cutting its target federal funds rate by 0.5 percentage points in September—its first reduction in that important interest rate since June of 2003.
The global economy continued to expand powerfully during this period, led by surging growth in China, India and other developing countries. The combination of strong foreign economic growth and faltering growth in the U.S. contributed to a weaker U.S. dollar. That development boosted exports by making American companies’ offerings more competitive abroad, and by increasing the value of earnings denominated in foreign currencies.
Changes in stock market leadership
Stocks experienced two distinct environments during this semiannual period. The stock market produced nearly continual gains during the first half of the period, as rapid mergers and acquisitions, healthy corporate profit reports and the global economic expansion convinced investors to push up stock prices. Record levels of buyouts by private equity firms particularly lifted share prices, in part because private takeovers reduced the available supply of equities.
Stocks gyrated considerably during the second half of the period as investors tried to gauge the extent of the repercussions from the sub-prime mortgage crisis and the housing slump. Investors especially worried about financial companies’ exposure to loans backed by weak mortgages and about the potential for a credit squeeze. The financial sector declined by 4.26% during the three months through September, according to Standard & Poor’s, resulting in total losses of 2.23% for the period as a whole. Consumer stocks also fared poorly, as investors feared that the weak housing market, slower economic growth and high energy prices would crimp consumer spending. The consumer discretionary sector fell 6.28% during the second half of the period, bringing the sector to a 2.85% loss for the six months under review.
Still, stocks in certain sectors posted very strong performance throughout the entire six-month time frame. They included shares of energy and basic materials firms, which benefited from imbalances between supply and demand for oil and other commodities. Energy stocks gained more than 25% for the semiannual period, while materials shares returned more than 11%. Technology and industrials stocks meanwhile benefited from strong demand overseas as well as the weakening dollar, which increased the value of foreign revenues. Both sectors gained more than 15% during this period.
Overseas revenues also helped larger stocks outperform smaller shares. The large companies represented in the S&P 500 generate more than half of their sales in foreign countries, far more than smaller firms—putting bigger firms in better position to benefit from foreign currencies’ strength and surging global economic growth. Furthermore, smaller shares had produced dramatically superior performance since 2000, leaving large caps with relatively compelling valuations. The Russell Top 50® Index, which tracks the return of the U.S. market’s 50 largest stocks, gained 9.39% for the period; the broad large-cap Russell 1000® gained 7.99%; the Russell Midcap® Index returned 4.89%; and the small-cap Russell 2000® eked out a 1.19% advance.
Likewise, growth stocks outperformed value stocks by a wide margin. Just as small caps had outperformed large caps for most of this decade, value stocks during the seven years prior to this period had dramatically out-gained growth shares. Growth stocks assumed market leadership during this period due in part to the surge in technology stocks, while declines in financial shares weighed down value indices. For the period as a whole the Russell 3000® Growth Index, which tracks shares of fast-growing companies of various sizes, gained 10.95%—nearly triple the 3.90% return of the Russell 3000® Value Index.

1

Letter from the Investment Adviser, continued
A flight to quality in the fixed-income market
The turmoil in the credit markets caused fixed-income investors to reassess risk and place a premium on credit quality. Treasury issues led the market as a result, with the largest gains coming from short-term securities: For example, the yield on the three-month Treasury bill fell from 5.03% at the beginning of the period to 3.80% by the end of September. Bond prices move inversely from yields, so that yield decline reflected a substantial increase in prices.
Longer-term Treasury securities saw smaller decreases in yield, with the yield on the 30-year Treasury bond remaining almost flat. Those changes made the yield curve considerably steeper, so that by the end of the period long-term bonds offered substantially higher yields than short-term bonds. The steep yield curve represented a significant change from the fixed-income environment of the previous year, when short-term securities paid the highest yields.
Bonds with higher credit qualities generally performed significantly better than lower-quality bonds during this period. Asset-backed and mortgage-backed bonds particularly suffered from their association with the sub-prime crisis. Even some commercial paper—corporate bonds with very short terms, which usually generate highly stable returns—posted losses due to concerns about liquidity. Yields on bonds rated below investment grade increased substantially, causing their prices to decline and ending a long run of superior performance by such low-quality securities.
Looking ahead
We expect the stock market to continue exhibiting a good deal of volatility as investors grapple with emerging data about the extent of the housing downturn, the sub-prime mortgage crisis, the strength of the economy and other factors. We believe the interest-rate cuts may not entirely ameliorate the problems in the housing and mortgage markets. Rather, we believe that housing prices are likely to remain under pressure for a considerable period of time, and we expect additional disappointing news related to mortgage defaults.
That said, the global economy remains strong and stocks appear reasonably valued relative to bond yields. We will adopt a cautious but opportunistic approach to stock selection going forward. We believe shares of large firms with exposure to the global economy generally offer the most compelling investments in the current environment. That said, we will continue to maintain diversified portfolios in the Monogram Funds while watching the markets carefully for developing opportunities.
The kind of market turmoil we have seen since summer may tempt you to make impulsive investment decisions. Such emotional investing invariably proves counterproductive, however. We urge you instead to craft an investment strategy based on the mix of stocks, bonds and cash that is most likely to help you achieve your long-term financial goals, and to maintain that allocation as long as it remains appropriate for your individual circumstances. Meanwhile, we will continue to monitor developments in the financial markets and we believe adjust the Monogram Funds’ portfolios accordingly.
Thank you for your confidence in the Monogram Funds. We look forward to providing you with investment management services in the years to come. Please do not hesitate to contact your account representative or to call the Monogram Funds directly at 1-800-766-8939 if you have any questions or require assistance.
Sincerely,
Ralph C. Shive, CFA
Paul W. Gifford, CFA
Robert W. Nelson, CFA
Bruno P. Riboni
Michael L. Shinnick
Jason W. Cooper

The foregoing information and opinions are for general information only. First Source Bank does not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

2

1st Source Monogram Funds
Income Equity Fund
Ralph C. Shive, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
Q.	How did the Income Equity Fund perform for the six-month period ended September 30, 2007?

A.	The Fund gained 9.96%. That compared to a 4.67% return for the Russell 1000® Value index[1] and a 6.16% return for the Lipper Equity Income Funds Index[2].

Q.	What factors affected the Fund’s performance?

A.	This six-month period was characterized by two distinct environments. The Fund and the broad stock market generated strong gains between April and June, as investor confidence in the global economy helped stocks rebound from a decline that occurred prior to the period. Problems in the housing and credit markets then led to severe market volatility between July and September. Stocks on the whole posted positive returns during the second half of this six-month period, but shares in certain pockets of the market declined substantially. The positioning of the Fund during the second half of the period helped it avoid most of the market’s trouble spots while capitalizing on areas of strength. As a result, the Fund generated strong absolute returns for this period as a whole.[3]

The primary reason the Fund outperformed its benchmark was a significantly underweight stake in the financial sector. We held a much smaller financial position than the index, because we believed that the housing market’s weakness and high levels of consumer debt could cause problems for companies in the sector. Financial stocks suffered considerable losses during the summer, so our relatively small stake boosted performance against the benchmark. A smaller-than-benchmark position in consumer cyclical stocks added to relative gains as well, as the housing market’s woes weakened the outlook for consumer spending.[3]

A substantially overweight position in industrial stocks also helped relative performance. Stocks in that sector benefited from strong global economic growth, which led to powerful expansion in the world’s industrial infrastructure.[3]

While the Fund performed very well during the period, its performance was not flawless: A small number of individual stocks reported disappointing earnings during the summer and posted severe losses, weighing on the Fund’s relative returns.[3]
Average Annual Total Return
(Unaudited)

As of 9/30/07	6 Month	1 Year	5 Year	10 Year
Income Equity Fund	9.96%	21.75%	20.11%	11.12%
Russell 1000® Value Index	4.67%	14.45%	18.07%	8.80%
Lipper Equity Income Funds Index	6.16%	15.23%	15.64%	6.90%

Gross Expense Ratio	1.46%
Net Expense Ratio	1.21%
The above expense ratios are from the Funds’ prospectus dated August 1, 2007. Additional information pertaining to the Funds’ expense ratios as of September 30, 2007 can be found in the financial highlights. Investment performance reflects voluntary fee waivers in effect from August 1, 2007, which may be discontinued at any time. Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in Acquired Funds, Total Fund Operating Expenses after the Distributor’s fee waiver would be 1.40% and 1.15%.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, please contact us at 1-800-766-8938.

[1]	The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that tracks the performance of 1,000 securities found in the Russell universe with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

[2]	The Lipper Equity Income Funds Index consists of managed mutual funds that seek relatively high current income and growth of income by investing at least 65% of their portfolios in dividend-paying equity securities. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Investors cannot invest directly in an index.

[3]	The composition of the Fund’s portfolio is subject to change.

3

1st Source Monogram Funds	Schedule of Portfolio Investments
Income Equity Fund	September 30, 2007 (Unaudited)
Common Stocks — 87.3%

Security Description	Shares	Value ($)
Basic Materials— 8.3%
Air Products and Chemicals, Inc.	46,000	4,496,960
Alcoa, Inc.	123,000	4,811,760
Anglo American PLC ADR	100,000	3,345,000
E. I. du Pont de Nemours & Co.	83,000	4,113,480
Georgia Gulf Corp.	130,000	1,807,000
Newmont Mining Corp.	71,000	3,175,830
Potash Corp. of Saskatchewan, Inc.	40,000	4,228,000

		25,978,030

Communications— 8.7%
AT&T, Inc.	132,000	5,584,920
Belo Corp., Series A	90,000	1,562,400
Deutsche Telekom AG ADR	182,000	3,572,660
Harris Corp.	47,000	2,716,130
Motorola, Inc.	170,000	3,150,100
Sprint Nextel Corp.	177,000	3,363,000
Symantec Corp.(a)	164,000	3,178,320
Verizon Communications, Inc.	92,000	4,073,760

		27,201,290

Consumer Cyclical— 2.0%
McDonald’s Corp.	18,100	985,907
Southwest Airlines Co.	161,000	2,382,800
Wal-Mart Stores, Inc.	70,000	3,055,500

		6,424,207

Consumer Non-Cyclical— 9.8%
Archer-Daniels-Midland Co.	135,000	4,465,800
Avon Products, Inc.	105,600	3,963,168
ConAgra, Inc.	143,000	3,736,590
H&R Block, Inc.	65,000	1,376,700
H.J. Heinz Co.	59,000	2,725,800
Kimberly-Clark Corp.	50,900	3,576,234
PepsiCo, Inc.	43,000	3,150,180
Procter & Gamble Co.	44,000	3,094,960
Sysco Corp.	128,000	4,555,520

		30,644,952

Energy— 13.9%
Anadarko Petroleum Corp.	71,000	3,816,250
Apache Corp.	34,000	3,062,040
Canetic Resources Trust	90,000	1,378,800
Chevron Corp.	41,000	3,836,780
ConocoPhillips	13,300	1,167,341
EnCana Corp.	61,000	3,772,850
GlobalSantaFe Corp.	55,000	4,181,100
Hugoton Royalty Trust	60,000	1,418,400
Marathon Oil Corp.	86,000	4,903,720
National Fuel Gas	86,000	4,025,660
Penn West Energy Trust	59,000	1,833,130
Precision Drilling Trust	110,700	2,119,905
Schlumberger Ltd.	48,000	5,040,000
Williams Cos., Inc.	90,000	3,065,400

		43,621,376

Financial— 9.6%
American Express Co.	45,000	2,671,650
Citigroup, Inc.	74,200	3,462,914
Hartford Financial Services Group	31,000	2,869,050
HSBC Holdings PLC ADR	20,000	1,852,000
Huntington Bancshares, Inc.	80,000	1,358,400
J.P. Morgan Chase & Co.	72,000	3,299,040
Lincoln National Corp.	70,000	4,617,900
The Allstate Corp.	57,000	3,259,830
The Travelers Cos., Inc.	53,600	2,698,224
Waddell & Reed Financial, Inc.	150,000	4,054,500

		30,143,508

Health Care— 9.4%
Abbott Laboratories	82,000	4,396,840
Boston Scientific Corp.(a)	193,100	2,693,745
C.R. Bard, Inc.	40,000	3,527,600
Eli Lilly & Co.	69,000	3,928,170
Johnson & Johnson	75,000	4,927,500
Merck & Co., Inc.	58,900	3,044,541
Novartis AG ADR	61,000	3,352,560
Pfizer, Inc.	156,000	3,811,080

		29,682,036

Industrials— 17.0%
Avnet, Inc.(a)	100,000	3,986,000
Emerson Electric Co.	68,000	3,618,960
Esterline Technologies Corp.(a)	94,600	5,396,930
Fluor Corp.	30,000	4,319,400
General Electric Co.	140,000	5,796,000
Honeywell International, Inc.	70,000	4,162,900
Pall Corp.	121,500	4,726,350
Parker-Hannifin Corp.	33,000	3,690,390
Raytheon Co.	82,000	5,233,240
Shaw Group, Inc.(a)	70,000	4,067,000
Sonoco Products Co.	102,000	3,078,360
United Technologies Corp.	13,700	1,102,576
Waste Management, Inc.	116,300	4,389,162

		53,567,268

Technology— 6.1%
Computer Sciences Corp.(a)	65,000	3,633,500
Hewlett-Packard Co.	102,000	5,078,580
Intel Corp.	162,000	4,189,320
Maxim Integrated Products, Inc.	108,000	3,169,800
Micron Technology, Inc.(a)	100,000	1,110,000
Microsoft Corp.	72,000	2,121,120

		19,302,320

Utilities— 2.5%
American Electric Power Co., Inc.	70,000	3,225,600
NiSource, Inc.	126,900	2,428,866
Southwest Gas Corp.	76,900	2,175,501

		7,829,967

Total Common Stocks (Cost $199,911,776)		274,394,954

See notes to financial statements, continued

4

1st Source Monogram Funds Income Equity Fund	Schedule of Portfolio Investments September 30, 2007 (Unaudited)
Investment Companies— 11.1%

Security Description	Shares	Value ($)
Fifth Third Prime Money Market Fund — Institutional Class	33,750,356	33,750,356
Kayne Anderson MLP Investment Co.	40,000	1,260,000

Total Investment Companies (Cost $34,751,358)		35,010,356

Total Investments (Cost $234,663,134) — 98.4%		309,405,310

Other assets in excess of liabilities — 1.6%		5,082,250

NET ASSETS — 100.0%		$314,487,560

(a)	Represents non-income producing security.

ADR – American Depositary Receipt
See notes to financial statements.

5

1st Source Monogram Funds
Income Equity Fund
Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

Assets:
Investments, at value (cost $234,663,134)	$309,405,310
Interest and dividends receivable	519,557
Receivable for capital shares issued	2,954,780
Receivable for investments sold	2,817,285
Prepaid expenses and other assets	76,478

Total Assets	315,773,410

Liabilities:
Payable for investments purchased	866,482
Payable for capital shares redeemed	162,072
Accrued expenses and other payables:
Investment adviser	198,809
Administration	8,946
Shareholder servicing	9,275
Accounting	2,110
Chief compliance officer	1,225
Custodian	15
Transfer agent	16,003
Trustee	1,579
Other	19,334

Total Liabilities	1,285,850

Net Assets	$314,487,560

Composition of Net Assets:
Capital	$226,347,128
Accumulated net investment income	214,871
Accumulated net realized gains from investment transactions	13,183,385
Unrealized appreciation from investments	74,742,176

Net Assets	$314,487,560

Shares Outstanding (par value $0.01, unlimited number of authorized shares)	19,445,793

Net Asset Value, Offering and Redemption Price per share	$16.17

Statement of Operations
For the six months ended September 30, 2007 (Unaudited)

Investment Income:
Interest	$25,055
Dividends	3,162,539
Foreign tax withholding	(7,976)

Total Investment Income	3,179,618

Expenses:
Investment adviser	1,042,654
Administration	195,498
Distribution	325,829
Shareholder servicing	27,571
Accounting	44,295
Chief compliance officer	8,271
Custodian	5,787
Transfer agent	32,058
Trustee	14,911
Other	70,856

Total expenses before fee reductions	1,767,730
Distribution fees voluntarily reduced	(325,829)

Net Expenses	1,441,901

Net Investment Income	1,737,717

Net Realized/Unrealized Gains (Losses) from Investments
Realized gains from investment transactions	12,135,125
Change in unrealized appreciation/depreciation from investments	38,765,596

Net realized/unrealized gains (losses) from Investments	50,900,721

Change in Net Assets Resulting from Operations	$52,638,438

See notes to financial statements.

6

1st Source Monogram Funds
Income Equity Fund
Statements of Changes in Net Assets

	For the	For the
	six months ended	year ended
	September 30,	March 31,
	2007	2007
	(Unaudited)
Investment Activities:
Operations:
Net investment income	$1,737,717	$2,108,903
Realized gains from investment transactions	12,135,125	8,696,990
Change in unrealized appreciation/depreciation from investments	38,765,596	9,260,008

Change in net assets resulting from operations	52,638,438	20,065,901

Distributions:
From net investment income	(1,643,789)	(2,050,577)
From net realized gains	—	(9,444,660)

Change in net assets from shareholder distributions	(1,643,789)	(11,495,237)

Capital Transactions:
Proceeds from shares issued	8,073,587	28,784,880
Proceeds from shares issued in connection with acquisition (Note 2)	—	18,724,356
Proceeds from shares issued in conversion (Note 3)	110,793,551	—
Dividends reinvested	1,078,116	10,456,889
Cost of shares redeemed	(23,585,263)	(28,911,626)

Change in net assets from capital share transactions	96,359,991	29,054,499

Change in net assets	147,354,640	37,625,163

Net Assets:
Beginning of period	167,132,920	129,507,757

End of period	$314,487,560	$167,132,920

Share Transactions:
Issued	9,582,274	3,387,904
Reinvested	68,374	725,772
Redeemed	(1,500,828)	(1,977,153)

Change in shares	8,149,820	2,136,523

Accumulated net investment income	$214,871	$120,943

See notes to financial statements.

7

1st Source Monogram Funds
Income Equity Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the six
	months
	ended
	September		For the years ended March 31,
	30, 2007		2007	2006	2005	2004	2003
	(Unaudited)
Net Asset Value, Beginning of Period	$14.80		$14.14	$13.61	$12.16	$8.87	$11.49

Investment Activities:
Net investment income	0.10		0.22	0.17	0.14	0.17	0.18
Net realized and unrealized gains (losses) from investments	1.37		1.66	2.10	1.91	3.39	(2.53)

Total from investment activities	1.47		1.88	2.27	2.05	3.56	(2.35)

Distributions:
Net investment income	(0.10)		(0.21)	(0.18)	(0.13)	(0.16)	(0.18)
Net realized gains	—		(1.01)	(1.56)	(0.47)	(0.11)	(0.09)

Total distributions	(0.10)		(1.22)	(1.74)	(0.60)	(0.27)	(0.27)

Net Asset Value, End of Period	$16.17		$14.80	$14.14	$13.61	$12.16	$8.87

Total Return	9.96	%(b)	13.69%	17.72%	17.17%	40.48%	(20.66)%

Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$314,488		$167,133	$129,508	$103,127	$79,034	$52,403
Ratio of expenses to average net assets	1.10	%(c)	1.15%	1.19%	1.19%	1.21%	1.22%
Ratio of net investment income to average net assets	1.33	%(c)	1.52%	1.25%	1.10%	1.49%	1.82%
Ratio of expenses to average net assets (a)	1.35	%(c)	1.40%	1.45%	1.44%	1.46%	1.47%
Portfolio turnover	21	%(b)	26%	37%	44%	24%	18%

(a)	During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.
See notes to financial statements.

8

1st Source Monogram Funds
Income Fund
Paul Gifford, CFA
Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Q.	How did the Income Fund perform relative to its benchmark for the six-month period ended September 30, 2007?

A.	The Fund returned 2.11%. That compared to a 2.72% return for the Fund’s benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index.[1]

Q.	What factors contributed to the Fund’s performance?

A.	Investors during this period became very concerned about the possibility that troubles in the sub-prime mortgage market might spill over into the rest of the credit market. Bonds issued by entities other than the U.S. Treasury posted weak returns as a result, and lower-quality securities suffered the greatest declines. Meanwhile, newly risk-averse investors favored the safety of short-term Treasury securities. The Fund’s high-quality portfolio helped it generate a positive absolute return in that environment.[2]

Our emphasis on quality also buoyed the Fund’s return relative to the benchmark. We held considerably smaller weightings than the index in bonds rated A and BBB: For example, the Fund held a 3% allocation to BBB-rated bonds, on average, while the Lehman Intermediate U.S. Government/Credit Index held an average of 12% in BBB-rated bonds. We also held a larger weighting in AAA-rated securities than did the benchmark. That positioning boosted relative returns, because higher-quality bonds outperformed lower-quality securities.[2]

The Fund throughout the six-month period kept between 15% and 20% of assets in mortgage-backed securities, which are not included in the benchmark’s composition. We held that position because mortgage-backed securities represented a way to lock in higher yields than Treasuries offered while maintaining extremely high credit quality. However, the highest-quality mortgage securities suffered following the sub-prime crisis, therefore the Fund’s stake in that sector weighed on relative performance.[2]
Average Annual Total Return
(Unaudited)

As of 9/30/07	6 Month	1 Year	5 Year	10 Year
Income Equity Fund	2.11%	4.47%	2.71%	4.61%

Lehman Brothers Intermediate U.S. Government/Credit Bond Index	2.72%	5.43%	3.82%	5.68%

Gross Expense Ratio	1.18%
Net Expense Ratio	0.93%
The above expense ratios are from the Funds’ prospectus dated August 1, 2007. Additional information pertaining to the Funds’ expense ratios as of September 30, 2007 can be found in the financial highlights. Investment performance reflects voluntary fee waivers in effect from August 1, 2007, which may be discontinued at any time. Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in Acquired Funds, Total Fund Operating Expenses after the Distributor’s fee waiver would be 1.17% and 0.92%.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, please contact us at 1-800-766-8938.

[1]	The Fund’s performance is measured against the Lehman Brothers Intermediate U.S. Government/Credit Bond Index, an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. The Index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

[2]	The composition of the Fund’s portfolio is subject to change.

9

1st Source Monogram Funds	Schedule of Portfolio Investments
Income Fund	September 30, 2007 (Unaudited)
 Asset Backed Securities — 10.8%

	Principal
Security Description	Amount ($)	Value ($)
ABN Amro Mortgage Corp., 5.500%, 2/25/18, Series 2003-13, Class A2	482,837	477,434
Banc of America Mortgage Securities, 4.477%, 2/25/33, Series 2003-A, Class 3A1	220,503	225,764
Capital One Multi-Asset Execution Trust, 4.700%, 6/15/15, Series 2005-7, Class A7, CMO	600,000	590,814
Chase Commercial Mortgage Securities Corp., 7.093%, 10/15/32	351,318	351,173
Chase Issuance Trust, 4.230%, 1/15/13	700,000	688,188
Citibank Credit Card Issuance Trust, 5.450%, 5/10/13, Series 2006-A4, Class A4	1,500,000	1,523,819
Citicorp Mortgage Securities, Inc., 5.500%, 2/25/26, Series 2006-1, Class 5A1	745,467	740,157
Countrywide Home Loans, 4.500%, 8/25/19	849,327	833,428
First Horizon Mortgage Pass-Through Trust, 5.750%, 2/25/33, Series 2002-9, Class 1A3, CMO	505,281	505,849
Impac CMB Trust, 5.561%, 5/25/35, Series 2005-4, Class 1M1 (a)	159,136	154,719
Indymac Index Mortgage Loan Trust, 5.346%, 3/25/35, Series 2005-AR1, Class 3A1 (a)	292,029	292,193
MBNA Credit Card Master Note Trust, 4.100%, 10/15/12	1,300,000	1,277,180
MBNA Master Credit Card Trust 99 B A, 5.900%, 8/15/11	790,000	802,341
Navistar Financial Corp. Owner Trust, 3.530%, 10/15/12, Series 2004-B, Class A4	335,000	328,889
New Century Home Equity Loan Trust, 4.450%, 8/25/34, Series 2004-A, Class AII3	96,982	96,512

Total Asset Backed Securities (Cost $8,967,759)		8,888,460

Commercial Paper— 0.6%

Honda Finance, 5.36%, 10/11/07 (b)	500,000	498,110

Total Commercial Paper (Cost $499,274)		498,110

Corporate Bonds— 21.0%

Bank Holding Companies— 4.8%
BB&T Corp., 4.750%, 10/1/12	800,000	776,834
First Tennessee Bank, 5.316%, 12/8/08	350,000	350,102
HSBC Capital Funding LLC, 4.610%, 12/29/49 (a) (c)	500,000	469,660
Old National Bancorp, 5.000%, 5/20/10	250,000	248,416
Royal Bank of Canada, 5.650%, 7/20/11	700,000	717,519
South Trust Corp., 5.800%, 6/15/14	700,000	700,603
Wells Fargo Co., 5.450%, 1/24/12 (a)	700,000	693,122

		3,956,256

Basic Materials— 0.5%
Alcan, Inc., 4.500%, 5/15/13	450,000	428,452

Communications— 1.0%
Ameritech Cap Funding, 9.100%, 6/1/16	233,309	262,788
Comcast Cable Communications, 6.875%, 6/15/09	500,000	513,735

		776,523

Computer and Data Processing Services— 1.7%
Dell Computer Corp., 6.550%, 4/15/08	750,000	754,544
Hewlett-Packard Co., 6.500%, 7/1/12	300,000	315,924
Oracle Corp., 5.000%, 1/15/11	350,000	349,222

		1,419,690

Consumer Goods & Services— 0.7%
NIKE, Inc., 5.150%, 10/15/15	600,000	591,082

Financial— 5.5%
Bear Stearns Co., 4.500%, 10/28/10	500,000	484,781
Commercial Credit Co., 10.000%, 12/1/08	1,300,000	1,372,965
General Electric Capital Corp., 5.400%, 2/15/17	1,000,000	981,550
Goldman Sachs Group, Inc., 5.350%, 1/15/16	500,000	482,709
Household Finance Co., 6.375%, 10/15/11	325,000	335,636
Morgan Stanley, 5.375%, 10/15/15	300,000	287,925
Wachovia Bank, 4.875%, 2/1/15	600,000	567,560

		4,513,126

Food & Related— 2.1%
Bottling Group LLC, 4.625%, 11/15/12	600,000	587,362
Cargill, Inc., 6.150%, 2/25/08(c)	600,000	600,205
Conagra Foods, Inc., 6.750%, 9/15/11	16,000	16,725
Diageo Cap PLC, 4.375%, 5/3/10	500,000	493,264

		1,697,556

Health Care— 1.1%
Abbott Laboratories, 5.600%, 5/15/11	350,000	356,491
Amgen, Inc., 4.000%, 11/18/09	300,000	293,251
Amgen, Inc., 4.850%, 11/18/14	300,000	284,722

		934,464

Manufacturing— 0.7%
Parker-Hannifin, 4.875%, 2/15/13	600,000	590,339

Real Estate— 0.5%
HD Real Estate Funding Corp. II, 5.950%, 10/15/08 (c)	400,000	401,856

Retail— 1.3%
CVS Corp., 4.000%, 9/15/09	500,000	489,805
Wal-Mart Stores, 4.500%, 7/1/15	600,000	560,307

		1,050,112

Special Purpose Entity— 0.3%
Targeted Return Index, 6.962%, 1/15/12 (a) (c)	266,000	278,877

See notes to financial statements, continued

10

1st Source Monogram Funds	Schedule of Portfolio Investments
Income Fund	September 30, 2007 (Unaudited)
 Corporate Bonds, continued

	Shares or
	Principal
Security Description	Amount ($)	Value ($)
Transportation— 0.4%
Burlington North Santa Fe, 4.300%, 7/1/13	300,000	282,904

Utilities— 0.4%
Florida Power & Light, 4.850%, 2/1/13	300,000	293,797
Progress Energy, Inc., 7.100%, 3/1/11	10,000	10,517

		304,314

Total Corporate Bonds (Cost $17,375,926)		17,225,551

Exchange Traded Funds— 0.3%

iShares iBoxx $ Investment Grade Corporate Bond Fund	2,000	210,980

Total Exchange Traded Funds (Cost $206,600)		210,980

Municipal Bonds— 0.6%

Iowa Student Loan Liquidity Corp., 6.438%, 12/1/37 (a)	500,000	500,000

Total Municipal Bonds (Cost $500,000)		500,000

Mutual Funds— 0.1%

Eaton Vance Short Duration Diversified Income Fund	6,500	109,395

Total Mutual Funds (Cost $108,441)		109,395

U.S. Government Agency Securities— 49.4%

Fannie Mae, 4.000%, 11/30/09	1,500,000	1,487,337
Fannie Mae, 4.250%, 9/25/22, Series 2003-17, Class ED, CMO	675,914	654,795
Fannie Mae, 4.255%, 1/1/35, Pool # 825245 (a)	484,471	490,421
Fannie Mae, 4.500%, 6/1/10	500,000	500,053
Fannie Mae, 4.579%, 11/1/34, Pool # 782320 (a)	368,655	368,125
Fannie Mae, 4.625%, 10/15/14	350,000	345,872
Fannie Mae, 4.750%, 2/21/13	1,000,000	1,003,527
Fannie Mae, 5.000%, 4/26/17	700,000	688,314
Fannie Mae, 5.000%, 7/25/23, Series 2005-4, Class VG, CMO	1,301,800	1,207,078
Fannie Mae, 5.050%, 4/28/15	500,000	497,041
Fannie Mae, 5.240%, 8/7/18	600,000	599,189
Fannie Mae, 5.250%, 1/29/09	2,250,000	2,253,262
Fannie Mae, 5.500%, 3/17/11	600,000	602,887
Fannie Mae, 7.600%, 10/1/32, Pool # 659567 (a)	18,899	19,066
Federal Farm Credit Bank, 4.875%, 1/17/17	500,000	495,759
Federal Farm Credit Bank, 5.200%, 12/27/12	650,000	658,842
Federal Farm Credit Bank, 5.950%, 7/9/14	700,000	712,548
Federal Home Loan Bank, 4.750%, 10/25/10, Series 00-0582, Class H, CMO	1,322,978	1,322,623
Federal Home Loan Bank, 4.875%, 11/15/11	1,000,000	1,010,395
Federal Home Loan Bank, 5.000%, 9/9/11	650,000	659,986
Federal Home Loan Bank, 5.250%, 3/17/10	725,000	727,145
Federal Home Loan Bank, 5.250%, 6/10/11	1,000,000	1,024,711
Federal Home Loan Bank, 5.290%, 3/24/08 (a)	1,000,000	995,570
Federal Home Loan Bank, 5.331%, 7/18/13 (a)	500,000	500,168
Federal Home Loan Bank, 5.350%, 12/12/08	1,000,000	1,001,581
Federal Home Loan Bank, 5.375%, 11/20/13	500,000	505,190
Federal Home Loan Bank, 5.500%, 6/25/10	700,000	704,590
Federal Home Loan Bank, 5.500%, 8/23/13	500,000	500,027
Federal Home Loan Bank, 7.100%, 6/12/17 (a)	500,000	497,500
Freddie Mac, 3.500%, 12/15/22, Series 2673, Class PH, CMO	340,841	339,045
Freddie Mac, 4.125%, 10/18/10	1,550,000	1,536,487
Freddie Mac, 4.500%, 7/1/08, Pool # M90827	377,827	373,975
Freddie Mac, 4.500%, 12/15/13, Series 2723, Class AT, CMO	234,516	229,354
Freddie Mac, 4.500%, 6/15/27, Series 2598, Class QC, CMO	1,110,962	1,102,714
Freddie Mac, 4.750%, 12/1/32, Pool # 847527 (a)	433,397	441,086
Freddie Mac, 5.125%, 11/24/10	1,000,000	1,006,461
Freddie Mac, 5.250%, 10/6/11	650,000	654,477
Freddie Mac, 5.500%, 2/22/13	950,000	953,298
Freddie Mac, 5.500%, 5/15/15, Series 2808, Class VA, CMO	761,533	767,859
Freddie Mac, 5.500%, 3/28/16	1,400,000	1,418,999
Freddie Mac, 5.500%, 12/15/19, Series R010, Class AB, CMO	3,434,225	3,427,282
Freddie Mac, 5.500%, 10/1/25, Series 2808, Class VA, CMO	404,674	399,683
Freddie Mac, 5.500%, 8/1/29, Pool # C46102	855,101	842,020
Freddie Mac, 5.550%, 10/4/16	700,000	711,066
Freddie Mac, 5.750%, 11/1/35, Pool # 1M0010 (a)	300,989	303,013
Freddie Mac, 5.875%, 5/15/16, Series R007, Class AC, CMO	1,165,940	1,175,398
Freddie Mac, 6.892%, 8/1/33, Pool # 847281 (a)	135,156	136,283
Freddie Mac, 7.260%, 5/1/31, Pool # 847292 (a)	234,021	237,395
Government National Mortgage Assoc., 5.000%, 5/20/31, Series 2004-19, Class PD, CMO	900,000	882,422
Government National Mortgage Assoc., 5.000%, 7/20/34, Series 2004-105, Class MC, CMO	500,000	473,370
Tennessee Valley Authority, 6.250%, 12/15/17	1,000,000	1,092,234

See notes to financial statements, continued

11

1st Source Monogram Funds	Schedule of Portfolio Investments
Income Fund	September 30, 2007 (Unaudited)
 U.S. Government Agency Securities, continued

	Shares or
	Principal
Security Description	Amount ($)	Value ($)
Total U.S. Government Agency Securities (Cost $40,610,950)		40,537,523

U.S. Treasury Notes— 8.8%

Treasury Inflated Protected Bond, 2.375%, 1/15/17	1,700,000	1,768,552
U.S. Treasury Note, 4.250%, 8/15/15	4,440,000	4,375,482
U.S. Treasury Note, 4.500%, 9/30/11	1,100,000	1,114,695

Total U.S. Treasury Notes (Cost $7,131,137)		7,258,729

Preferred Stocks— 2.9%

Financial— 2.9%
Aegon NV, 6.204%, 12/15/10	13,960	316,194
Cabco GS Cap Preferred, 4.12%, 2/15/34	32,800	726,520
Citigroup Capital VII, 7.125%, 7/31/31	19,000	475,380
Citigroup Capital VIII, 6.95%, 9/15/31	3,000	73,470
ING Groep NV Preferred, 7.05%, 3/15/08	15,000	362,700
JP Morgan Chase Capital X, 7.00%, 2/15/32	11,000	273,350
Morgan Stanley Capital Trust, 6.45%, 4/15/67	7,000	156,660

Total Preferred Stocks (Cost $2,528,452)		2,384,274

Investment Companies— 4.4%

Fifth Third Prime Money Market Fund — Institutional Class	3,594,263	3,594,263

Total Investment Companies (Cost $3,594,263)		3,594,263

Total Investments (Cost $81,522,802) — 98.9%		81,207,285

Other assets in excess of liabilities — 1.1%		923,305

NET ASSETS — 100.0%		$82,130,590

(a)	Variable Rate Security. The interest rates on these securities are adjusted periodically to reflect then current short-term interest rates. The rates presented in this report represent the rates that were in effect on September 30, 2007.

(b)	Rate represents the effective yield at purchase.

(c)	Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

CMO	– Collateralized Mortgage Obligation
See notes to financial statements.

12

1st Source Monogram Funds
Income Fund
 Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

Assets:
Investments, at value (cost $81,522,802)	$81,207,285

Interest and dividends receivable	803,745
Receivable for capital shares issued	160,724
Prepaid expenses and other assets	30,618

Total Assets	82,202,372

Liabilities:
Payable for capital shares redeemed	10,214
Accrued expenses and other payables:
Investment adviser	36,607
Administration	2,348
Shareholder servicing	4,247
Accounting	752
Chief compliance officer	884
Custodian	1,781
Transfer agent	6,817
Trustee	1,743
Other	6,389

Total Liabilities	71,782

Net Assets	$82,130,590

Composition of Net Assets:
Capital	$86,720,044
Accumulated net investment loss	(18,952)
Accumulated net realized losses from investment transactions	(4,254,985)
Unrealized depreciation from investments	(315,517)

Net Assets	$82,130,590

Shares Outstanding (par value $0.01, unlimited number of authorized shares)	8,459,598

Net Asset Value, Offering and Redemption Price per share	$9.71

 Statement of Operations
For the six months ended September 30, 2007 (Unaudited)

Investment Income:
Interest	$1,876,823
Dividends	150,044

Total Investment Income	2,026,867

Expenses:
Investment adviser	219,653
Administration	59,905
Distribution	99,842
Shareholder servicing	10,143
Accounting	23,078
Chief compliance officer	3,184
Custodian	4,770
Transfer agent	13,606
Trustee	6,098
Other	30,398

Total expenses before fee reductions	470,677
Distribution fees voluntarily reduced	(99,842)

Net Expenses	370,835

Net Investment Income	1,656,032

Net Realized/Unrealized Gains (Losses) from Investments:
Realized losses from investment transactions	(159,420)
Change in unrealized appreciation/depreciation from investments	119,062

Net realized/unrealized gains (losses) from Investments	(40,358)

Change in Net Assets Resulting from Operations	$1,615,674

See notes to financial statements.

13

1st Source Monogram Funds
Income Fund
 Statements of Changes in Net Assets

	For the
	six months ended	For the year ended
	September 30, 2007	March 31, 2007
	(Unaudited)
Investment Activities:
Operations:
Net investment income	$1,656,032	$2,981,780
Realized losses from investment transactions	(159,420)	(632,360)
Change in unrealized appreciation/depreciation from investments	119,062	1,624,230

Change in net assets resulting from operations	1,615,674	3,973,650

Distributions:
From net investment income	(1,747,235)	(3,219,656)

Change in net assets from shareholder distributions	(1,747,235)	(3,219,656)

Capital Transactions:
Proceeds from shares issued	11,507,539	17,341,764
Dividends reinvested	1,475,210	2,782,701
Cost of shares redeemed	(9,641,605)	(14,831,585)

Change in net assets from capital share transactions	3,341,144	5,292,880

Change in net assets	3,209,583	6,046,874

Net Assets:
Beginning of period	78,921,007	72,874,133

End of period	$82,130,590	$78,921,007

Share Transactions:
Issued	1,190,262	1,791,457
Reinvested	152,878	288,297
Redeemed	(998,596)	(1,532,253)

Change in shares	344,544	547,501

Accumulated net investment income (loss)	$(18,952)	$72,251

See notes to financial statements.

14

1st Source Monogram Funds
Income Fund
 Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the six
	months
	ended
	September		For the years ended March 31,
	30, 2007		2007	2006	2005	2004	2003
	(Unaudited)
Net Asset Value, Beginning of Period	$9.73		$9.63	$9.88	$10.34	$10.42	$9.88

Investment Activities:
Net investment income	0.20		0.38	0.33	0.29	0.31	0.41
Net realized and unrealized gains (losses) from investments	(0.01)		0.13	(0.18)	(0.37)	0.02	0.61

Total from investment activities	0.19		0.51	0.15	(0.08)	0.33	1.02

Distributions:
Net investment income	(0.21)		(0.41)	(0.40)	(0.38)	(0.41)	(0.48)

Total Distributions	(0.21)		(0.41)	(0.40)	(0.38)	(0.41)	(0.48)

Net Asset Value, End of Period	$9.71		$9.73	$9.63	$9.88	$10.34	$10.42

Total Return	2.11	%(b)	5.43%	1.52%	(0.76)%	3.26%	10.52%

Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$82,131		$78,921	$72,874	$75,445	$73,678	$68,754
Ratio of expenses to average net assets	0.93	%(c)	0.92%	0.95%	0.93%	0.91%	0.92%
Ratio of net investment income to average net assets	4.15	%(c)	3.95%	3.36%	2.84%	3.06%	3.94%
Ratio of expenses to average net assets (a)	1.18	%(c)	1.17%	1.21%	1.19%	1.16%	1.17%
Portfolio turnover	19	%(b)	59%	70%	79%	58%	96%

(a)	During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.
See notes to financial statements.

15

1st Source Monogram Funds
Long/Short Fund
Michael Shinnick
Investment Concerns
Investment in shares of the Fund are more volatile and risky than some other forms of investment. Since the Fund has both a long and a short portfolio, investments will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the manager will be successful.
Since the risk in this Fund relates specifically to the manager’s stock selection techniques and not to any systematic or economic factors, the proper benchmark is an asset that also has the least exposure to systematic influences. U.S. 90-day T-bills are such an asset. An investment in a 90-day T-bill is different from an investment in the Long/Short Fund because T-bills are backed by the full faith and credit of the U.S. government. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.
Q.	How did the Fund perform relative to its benchmark for the six-month period ended September 30, 2007?

A.	The 1st Source Monogram Long/Short Fund gained 5.34%. This Fund’s objective is to produce a positive absolute return in all market conditions. We attempt to generate an annualized gain that is five percentage points greater than the return of the Citigroup U.S. Domestic Three-Month Treasury Bill Index[1], which during this reporting period was 2.44%.

Q.	What factors contributed to the Fund’s performance?

A.	The Fund held the majority of its assets in long positions. The stock market posted solid returns during the six-month period, so that net-long positioning helped the Fund generate healthy returns. Our short positions also were generally successful and contributed to positive absolute returns.[2]

We held a significant position in the energy sector because we believe strong demand and limited supplies were likely to result in sustainably high energy prices. Energy stocks surged during this period, so the Fund’s overweight stake boosted returns against its benchmark. Relatively large positions in the telecommunications, basic materials and technology sectors also helped the Fund outperform its benchmark.[2]

We short-sold selected stocks in the consumer discretionary sector, due to our belief that the housing market downturn and high levels of mortgage debt would pressure consumer spending for certain types of goods and services. We also short-sold selected financial stocks, because we expected those same developments would reduce business volumes and increase credit losses for many firms in that sector. The Fund’s short sales added to its relative gains, as consumer discretionary and financial stocks declined significantly during summer.[2]

The Fund’s overweight stakes in property and casualty insurance stocks weighed on overall performance. Property-and-casualty shares suffered from their association with the broad financial sector, despite the fact that they had very little exposure to the problems that arose in the credit markets. Likewise, a number of small-cap stocks that we believed represented compelling values, particularly in the energy sector, lagged the market by a substantial margin during the second half of the period. The companies’ business fundamentals and stock valuations remained attractive, however, so we generally maintained those positions.[2]
Average Annual Total Return
(Unaudited)

				Inception
As of 9/30/07	6 Month	1 Year	3 Year	(8/1/03)

Long/Short Fund	5.34%	11.70%	9.23%	8.38%

Citigroup U.S. Domestic Three-Month Treasury Bill Index	2.44%	5.01%	3.97%	3.14%

Gross Expense Ratio	2.09%
Net Expense Ratio	1.84%
The above expense ratios are from the Funds’ prospectus dated August 1, 2007. Additional information pertaining to the Funds’ expense ratios as of September 30, 2007 can be found in the financial highlights. Investment performance reflects voluntary fee waivers in effect from August 1, 2007, which may be discontinued at any time. Without these fee waivers, the performance would have been lower.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, please contact us at 1-800-766-8938.

[1]	The Citigroup U.S. Domestic Three-Month Treasury Bill Index, which is an index representative of the money markets. It is an average of the last three three-month U.S. Treasury bill issues (excluding the current month-end bill). This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

[2]	The composition of the Fund’s portfolio is subject to change.

16

1st Source Monogram Funds	Schedule of Portfolio Investments
Long/Short Fund	September 30, 2007 (Unaudited)
 Common Stocks — 71.7%

Security Description	Shares	Value ($)
Basic Materials— 1.9%
Alcoa, Inc.	24,000	938,880
USEC, Inc.(a)	50,000	512,500

		1,451,380

Communications— 4.5%
AT&T, Inc.	25,000	1,057,750
Deutsche Telekom AG ADR	20,000	392,600
Idearc, Inc.	10,000	314,700
Sprint Nextel Corp.	20,000	380,000
Verizon Communications, Inc.	30,000	1,328,400

		3,473,450

Consumer Cyclical— 5.7%
Wal-Mart Stores, Inc.	100,000	4,365,000

Consumer Non-Cyclical— 4.8%
Kraft Foods, Inc.	22,000	759,220
Procter & Gamble Co.	28,000	1,969,520
United Parcel Service, Inc.	10,000	751,000
Western Union Co.	10,000	209,700

		3,689,440

Energy— 13.7%
Anadarko Petroleum Corp.	18,000	967,500
Boots & Coots International Well Control, Inc.(a)	461,800	641,902
CARBO Ceramics, Inc.	10,000	507,300
Enbridge Energy Management LLC(a)	10,000	496,000
Enerplus Resources Fund	17,000	802,400
Marathon Oil Corp.	15,000	855,300
Occidental Petroleum Corp.	4,000	256,320
Penn West Energy Trust	35,000	1,087,450
Plains All American Pipeline LP	17,200	937,228
Precision Drilling Trust	60,000	1,149,000
Spectra Energy Corp.	70,000	1,713,600
The AES Corp.(a)	30,000	601,200
XTO Energy, Inc.	8,333	515,313

		10,530,513

Financial— 10.3%
American International Group, Inc.	10,000	676,500
Education Realty Trust, Inc.	52,467	708,304
Nasdaq Stock Market, Inc.(a)	35,635	1,342,727
The Allstate Corp.	30,000	1,715,700
The Blackstone Group LP(a)	30,000	752,400
The Progressive Corp.	140,000	2,717,400

		7,913,031

Health Care— 7.2%
First Consulting Group, Inc.(a)	180,346	1,857,564
Johnson & Johnson	32,000	2,102,400
Pfizer, Inc.	65,000	1,587,950

		5,547,914

Industrials— 11.7%
American Ecology Corp.	20,000	423,800
Arlington Tankers Ltd.	10,000	246,300
Buckeye Partners LP	10,000	489,400
Burlington Northern Santa Fe Corp.	20,000	1,623,400
Complete Production Services, Inc.(a)	23,000	471,040
Enterprise Products Partners LP	14,964	452,661
General Electric Co.	20,000	828,000
Lafarge S.A. ADR	15,000	579,750
Nordic American Tanker Shipping Ltd.	6,400	251,136
Waste Management, Inc.	70,000	2,641,800
World Fuel Services Corp.	23,800	971,278

		8,978,565

Technology— 11.9%
Atmel Corp.(a)	200,000	1,032,000
Broadcom Corp.(a)	15,000	546,600
Brocade Communications Systems, Inc.(a)	50,000	428,000
Computer Sciences Corp.(a)	20,600	1,151,540
Cypress Semiconductor Corp.(a)	20,000	584,200
eBay, Inc.(a)	30,000	1,170,600
Global Payments, Inc.	10,000	442,200
Micron Technology, Inc.(a)	100,000	1,110,000
Microsoft Corp.	18,000	530,280
Oracle Corp.(a)	40,000	866,000
Sun Microsystems, Inc.(a)	240,000	1,346,400

		9,207,820

Total Common Stocks (Cost $54,554,682)		55,157,113

Preferred Stocks—1.1%

Financial— 1.1%
Bank One Capital Trust VI Preferred, 7.20%, 10/15/31	18,600	466,488
Cabco GS Cap Preferred, 4.12%, 2/15/34	18,100	400,915

Total Preferred Stocks (Cost $901,158)		867,403

 Repurchase Agreements—26.3%

	Principal
Security Description	Amount($)	Value ($)
Bear Stearns, 3.950%, purchased 9/28/07, due 10/1/07, with a maturity value of $20,234,277 (collateralized fully by U.S. Treasury Bond, 7.13%- 12.00%, 8/15/13-2/15/23, value $20,825,371)	20,227,619	20,227,619

Total Repurchase Agreements (Cost $20,227,619)		20,227,619

Total Investments (Cost $75,683,459) — 99.1%		76,252,135

Other assets in excess of liabilities — 0.9%		673,574

NET ASSETS — 100.0%		$76,925,709

(a)	Represents non-income producing security.

ADR	– American Depositary Receipt
See notes to financial statements, continued

17

1st Source Monogram Funds	Schedule of Portfolio Investments
Long/Short Fund	September 30, 2007 (Unaudited)
 Securities Sold Short, Common Stocks — 24.9%

Security Description	Shares	Value ($)
Consumer Cyclical— 11.8%
Abercrombie & Fitch Co.	3,000	242,100
AMR Corp.(a)	30,000	668,700
Best Buy Co., Inc.	25,000	1,150,500
Domino’s Pizza, Inc.	50,353	835,356
Lowe’s Companies, Inc.	20,000	560,400
Nordstrom, Inc.	10,000	468,900
Papa John’s International, Inc.(a)	51,297	1,253,699
Safeway, Inc.	21,001	695,343
Steelcase, Inc.	51,800	931,364
The Cheesecake Factory, Inc.(a)	50,000	1,173,500
Urban Outfitters, Inc.(a)	51,000	1,111,800

		9,091,662

Consumer Non-Cyclical— 2.2%
Robert Half International, Inc.	20,500	612,130
VistaPrint Ltd.(a)	28,300	1,057,571

		1,669,701

Financial— 4.5%
Comerica, Inc.	18,000	923,040
KeyCorp	41,000	1,325,530
National City Corp.	18,000	451,620
SunTrust Banks, Inc.	10,000	756,700

		3,456,890

Real Estate Investment Trusts— (0.4)%
Lennar Corp.	14,000	317,100

Technology— 6.0%
CA, Inc.	32,000	823,040
Electronic Arts, Inc.(a)	6,079	340,363
KLA-Tencor Corp.	25,500	1,422,390
LAM Research Corp.(a)	30,000	1,597,800
SanDisk Corp.(a)	8,000	440,800

		4,624,393

Total Securities Sold Short, Common Stocks (Proceeds $20,076,380)		$19,159,746

(a)	Represents non-income producing security.
See Notes to Financial Statements.

18

1st Source Monogram Funds
Long/Short Fund
Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

Assets:
Investments, at value (cost $55,455,840)	$56,024,516
Repurchase agreements, at cost	20,227,619

Total Investments	76,252,135

Deposits with brokers for securities sold short	18,635,859
Interest and dividends receivable	186,320
Receivable for capital shares issued	120,945
Receivable for investments sold	2,081,100
Prepaid expenses and other assets	47,462

Total Assets	97,323,821

Liabilities:
Payable for investments purchased	1,138,747
Payable for capital shares redeemed	5,865
Securities sold short, at value (proceeds and $20,076,380)	19,159,746
Accrued expenses and other payables:
Investment adviser	67,243
Administration	2,191
Accounting	433
Chief compliance officer	253
Transfer agent	3,457
Trustee	636
Other	19,541

Total Liabilities	20,398,112

Net Assets	$76,925,709

Composition of Net Assets:
Capital	$71,775,953
Accumulated net investment income	86,578
Accumulated net realized gains from investment transactions	3,577,868
Unrealized appreciation from investments	1,485,310

Net Assets	$76,925,709

Shares Outstanding (par value $0.01, unlimited number of authorized shares)	6,399,389

Net Asset Value, Offering and Redemption Price per share	$12.02

Statement of Operations
For the six months ended September 30, 2007 (Unaudited)

Investment Income:
Interest	$351,904
Dividends	1,345,953
Foreign tax withholding	(2,622)

Total Investment Income	1,695,235

Expenses:
Investment adviser	362,721
Administration	49,462
Distribution	82,436
Shareholder servicing	5,298
Accounting	14,791
Chief compliance officer	2,122
Custodian	12,506
Transfer agent	13,755
Trustee	4,257
Dividend expense	107,127
Other	25,842

Total expenses before fee reductions	680,317
Distribution fees voluntarily reduced	(82,436)

Net Expenses	597,881

Net Investment Income	1,097,354

Net Realized/Unrealized Gains (Losses) from Investments
Realized gains from investment transactions	2,335,844
Change in unrealized appreciation/depreciation from investments	(505,862)

Net realized/unrealized gains (losses) from investments	1,829,982

Change in Net Assets Resulting from Operations	$2,927,336

See Notes to Financial Statements.

19

1st Source Monogram Funds
Long/Short Fund
Statements of Changes in Net Assets

	For the	For the
	six months ended	year ended
	September 30,	March 31,
	2007	2007
	(Unaudited)
Investment Activities:
Operations:
Net investment income	$1,097,354	$930,617
Realized gains from investment transactions	2,335,844	2,276,967
Change in unrealized appreciation/depreciation from investments	(505,862)	504,413

Change in net assets resulting from operations	2,927,336	3,711,997

Distributions:
From net investment income	(1,074,972)	(927,525)
From net realized gains	—	(1,761,899)

Change in net assets from shareholder distributions	(1,074,972)	(2,689,424)

Capital Transactions:
Proceeds from shares issued	24,259,380	23,656,008
Dividends reinvested	928,507	2,331,877
Cost of shares redeemed	(4,008,929)	(2,947,120)

Change in net assets from capital share transactions	21,178,958	23,040,765

Change in net assets	23,031,322	24,063,338

Net Assets:
Beginning of period	53,894,387	29,831,049

End of period	$76,925,709	$53,894,387

Share Transactions:
Issued	2,006,657	2,043,074
Reinvested	77,691	201,945
Redeemed	(335,186)	(256,101)

Change in shares	1,749,162	1,988,918

Accumulated net investment income	$86,578	$64,196

See notes to financial statements.

20

1st Source Monogram Funds
Long/Short Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the
	six months					For the
	ended		For the year ended			period ended
	September		March 31,			March 31,
	30, 2007		2007	2006	2005	2004(a)
	(Unaudited)
Net Asset Value, Beginning of Period	$11.59		$11.21	$10.69	$10.59	$10.00

Investment Activities:
Net investment income	0.19		0.26	0.21	0.08	—	(b)
Net realized and unrealized gains from investments	0.43		0.90	0.71	0.35	0.61

Total from investment activities	0.62		1.16	0.92	0.43	0.61

Distributions:
Net investment income	(0.19)		(0.28)	(0.20)	(0.09)	—	(b)
Net realized gains	—		(0.50)	(0.20)	(0.24)	(0.02)

Total distributions	(0.19)		(0.78)	(0.40)	(0.33)	(0.02)

Net Asset Value, End of Period	$12.02		$11.59	$11.21	$10.69	$10.59

Total Return	5.34	%(c)	10.44%	8.80%	4.07%	6.14	%(c)

Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$76,926		$53,894	$29,831	$25,127	$18,824
Ratio of expenses to average net assets	1.81	%(d)	1.84%	1.72%	1.71%	1.77	%(d)
Ratio of net investment income to average net assets	3.32	%(d)	2.40%	1.98%	0.76%	0.09	%(d)
Ratio of expenses to average net assets (e)(f)	2.06	%(d)	2.09%	1.98%	1.97%	2.02	%(d)
Portfolio turnover	91	%(c)	172%	123%	206%	120	%(c)

(a)	The Long/Short Fund commenced operations on August 1, 2003.

(b)	Amount is less than $0.005 per share.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Includes dividend expense on securities sold short of 0.32%, 0.20%, 0.09%, 0.07% and 0.06% for the periods ended September 30, 2007 and March 31, 2007, 2006, 2005 and 2004, respectively.

(f)	During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
See notes to financial statements.

21

1st Source Monogram Funds
Notes to Financial Statements
September 30, 2007
(Unaudited)
1. Organization:
     The Coventry Group (the “Group”) was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Group contains the following 1st Source Monogram Funds (individually a “Fund,” collectively the “Funds”):

Fund Legal Name	Short Name
1st Source Monogram Income Equity Fund	Income Equity Fund
1st Source Monogram Income Fund	Income Fund
1st Source Monogram Long/Short Fund	Long/Short Fund
Financial statements for all other series of the Group are published separately.
     Under the Group’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with their vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.
2. Reorganization
     Income Equity Fund - The Trust entered into an agreement and plan of reorganization on behalf of the Diversified Equity Fund and the Income Equity Fund, that provides for the acquisition by the Income Equity Fund of all of the assets, subject to stated liabilities, of the Diversified Equity Fund, in exchange for shares of the Income Equity Fund, the distribution of such shares to the shareholders of the Diversified Equity Fund and the dissolution of the Diversified Equity Fund. The reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was approved by the Board of Trustees on January 16, 2007 and completed on March 30, 2007. The following is a summary of shares outstanding, net assets and net asset value per share issued immediately before and after the reorganization:

	Before Reorganization		After Reorganization
	Diversified Equity	Income Equity	Income Equity
	Fund	Fund	Fund
Shares	2,348,520.441	10,012,539.023	11,278,057.346
Net Assets	$18,724,111	$148,143,586	$166,867,697
Net Asset Value:	$7.97	$14.80	$14.80
Net unrealized appreciation	$2,016,254	$33,960,326	$35,976,580
3. Conversion of Common Trust Fund:
     On May 26, 2007, net assets of a certain common trust fund managed by 1st Source Corporation Investment Advisors, Inc. were exchanged in a tax-free conversion for Institutional shares of the 1st Source Monogram Income Equity Fund. The following is a summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation/depreciation of assets acquired as of the conversion date:

			Net Asset
		Net Assets	Value Per	Unrealized
May 26, 2007	Shares Issued	Converted	Share Issued	Appreciation
Income Equity Fund	6,952,014	$110,793,551	$15.94	$33,609,891
Continued

22

1st Source Monogram Funds
4. Significant Accounting Policies:
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.
Securities Valuation:
     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price.
     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group’s Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.
     The Group also may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Group’s Board of Trustees.
     Investments in money market funds and other registered investment companies are valued at net asset value per share.
     Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, prices are stale, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith using procedures approved by the Group’s Board of Trustees.
New Accounting Pronouncements
     On July 13, 2006 the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”), “Accounting for the Uncertainty of Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 and has concluded that there was no impact to the Funds’ financial statements as of September 30, 2007. The adoption of FIN 48 requires ongoing monitoring and analysis. Future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.
     In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets.
Continued

23

1st Source Monogram Funds
Repurchase Agreements:
     The Funds may enter into repurchase agreements with banks or broker-dealers that 1st Source Corporation Investment Advisors, Inc., (the “Advisor”), a wholly owned subsidiary of 1st Source Bank, deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.
Written Options:
     The Funds may write covered call or secured put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Funds did not have any option activity for the six months ended September 30, 2007.
Security Transactions and Related Income:
     Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.
Short Sales Transactions:
     The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. Dividend expense of short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker.
Expenses:
     Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.
Dividends to Shareholders:
     Dividends from net investment income, if any, are declared and distributed monthly buy the Funds. Dividends from net realized gains, if any, are declared and distributed annually for all Funds.
     The amounts of dividends from net investment income and of distributions from net realized gains, if any, are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.
Federal Income Taxes:
     Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.
Continued

24

1st Source Monogram Funds
5. Related Party Transactions:
Investment Adviser:
     The Funds and the Adviser are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates:

Fund	Fee Rate
Income Equity Fund	0.80%
Income Fund	0.55
Long/Short Fund	1.10
Administration:
     Effective August 1, 2007, BISYS Ohio Fund Services, Inc. (“BISYS Ohio” or the “Administrator”), the Funds’ administrator and fund accounting and transfer agent was re-named Citi Fund Services Ohio, Inc. (“CFSO”) following the acquisition of The BISYS Group, Inc., the parent company of BISYS Ohio, by a subsidiary of Citibank N.A. (“Citi”).
     Prior to August 1, 2007, BISYS Ohio, a wholly owned subsidiary of The BISYS Group, Inc., served as the Funds administrator and provided services for a fee that was computed daily and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. CFSO continues to provide these services. Certain officers and trustees of the Group also were affiliated with BISYS Ohio and such officers currently are affiliated with CFSO. Such persons were paid no fees directly by the Funds for serving as officers of the Group, except the Chief Compliance Officer (the “CCO”). BISYS Ohio provided, and CFSO currently provides, fund accounting and transfer agency services to the Funds pursuant to certain fee arrangements. As transfer agent for the Funds, BISYS Ohio received, and CFSO currently receives, a fee based on the number of shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the Funds, BISYS Ohio received, and CFSO currently receives, an annual fee computed daily and paid monthly at an annual rate of 0.03% of the average daily net assets of each Fund, subject to certain minimums and reimbursement of certain expenses.
     Under a Compliance Services Agreement between the Funds and BISYS Ohio (the “CCO Agreement”), BISYS Ohio made an employee available to serve as the Funds’ CCO. Under the CCO Agreement, BISYS Ohio also provided, and CFSO currently provides, infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS Ohio and CFSO $13,577 for the six months ended September 30, 2007, plus certain out of pocket expenses. BISYS Ohio and CFSO paid the salary and other compensation earned by any such individuals as employees of BISYS Ohio and CFSO.
     Effective July 1, 2005, the Funds entered into a Shareholder Servicing Agreement with 1st Source Bank to provide shareholder services. The fees paid with respect to each applicable Fund is computed and paid monthly at an annual rate not to exceed $18.00 per account.
Distribution:
     Foreside Distribution Services, L.P. (“Foreside”), a wholly owned subsidiary of Foreside Financial Group, Inc., and the Group are parties to a Distribution Agreement under which shares of the Funds are sold on a continuous basis. Prior to August 1, 2007, the Funds and BISYS Fund Services Limited Partnership (the “BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., were parties to a Distribution Agreement under which BISYS served as principal underwriter and distributor of the Fund’s shares. Effective August 1, 2007, the Board of Trustees of the Funds approved a new distribution agreement with Foreside, under which Foreside assumed certain services previously performed by BISYS. Foreside is not affiliated with Citi, CFSO or 1st Source Corporation Investment Advisors, Inc., the Fund’s advisor.
     The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse the Distributor a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees may be used by the Distributor to pay banks, including affiliates of the Adviser, broker-dealers and other institutions, or to reimburse the Distributor or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares. For the six months ended September 30, 2007, the distribution fees were voluntarily waived to limit total fund operating expenses. Any contractual and voluntary fee waivers are not subject to recoupment in subsequent fiscal periods.
Continued

25

1st Source Monogram Funds
6. Purchases and Sales of Securities:
     Purchases and sales of investment securities, excluding short-term securities, securities sold short, and U.S. government securities, for the six months ended September 30, 2007, totaled:

Fund	Purchases	Sales
Income Equity Fund	$115,604,317	$49,613,882
Income Fund	16,640,996	14,803,424
Long/Short Fund	59,621,283	46,808,440
7. Federal Tax Information:
At September 30, 2007, the cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation and depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

Income Equity Fund	$234,612,882	$78,930,197	$(4,137,769)	$74,792,428
Income Fund	82,162,303	463,705	(1,418,723)	(955,018)
Long/Short Fund	56,029,406	3,787,504	(2,724,521)	1,062,983
     The tax character of distributions paid during the fiscal year ended March 31, 2007 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]

Income Equity Fund	$2,254,928	$9,240,309	$11,495,237	$—	$11,495,237
Income Fund	3,219,656	—	3,219,656	—	3,219,656
Long/Short Fund	1,948,417	741,007	2,689,424	—	2,689,424

[1]	Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.
As of March 31, 2007, for Federal income tax purposes, the following Funds had net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the treasury regulations:

	Amount	Expires
Income Equity Fund	$285,872	2011
	1,264,629	2012
Income Fund	743,428	2009
	283,047	2013
	958,942	2014
	1,382,991	2015
Capital losses after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of the Funds next taxable year. After October 31, 2006, the following Funds incurred and elected to defer net capital losses, for federal income tax purposes, were as follows:

Post-October Loss
Income Fund	$87,656
8. Subsequent Event — Legal and Regulatory Matters:
     In 2001, 2002 and 2003, BISYS Ohio (now renamed CFSO) made payments in connection with the receipt of certain services from a marketing budget maintained for the 1st Source Monogram Funds. Subsequent to the payments, it was determined that 1st Source Corporation Investment Advisors, Inc. (the “Advisor”) would pay for the services, not the Funds. Consequently, on November 26, 2007, the Advisor reimbursed the Funds $107,251, the total amount of the original payments.
Continued

26

1st Source Monogram Funds
Table of Shareholder Expenses:
As a shareholder of the 1st Source Monogram Funds, you incur ongoing costs, including management fees; 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the 1st Source Monogram Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 through September 30, 2007.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).
Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending	Expense Paid	Expense Ratio
	Value	Account Value	During Period*	During Period
	4/1/07	9/30/07	4/1/07 - 9/30/07	4/1/07 - 9/30/07

Income Equity Fund	$1,000.00	$1,099.60	$5.79	1.10%
Income Fund	1,000.00	1,021.10	4.71	0.93%
Long/Short Fund	1,000.00	1,053.40	9.32	1.81%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending	Expense Paid	Expense Ratio
	Value	Account Value	During Period*	During Period
	4/1/07	9/30/07	4/1/07 - 9/30/07	4/1/07 - 9/30/07

Income Equity Fund	$1,000.00	$1,019.55	$5.57	1.10%
Income Fund	1,000.00	1,020.41	4.71	0.93%
Long/Short Fund	1,000.00	1,015.99	9.15	1.81%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

27

This page intentionally left blank.

INVESTMENT ADVISER
1st Source Corporation Investment Advisers, Inc.
100 North Michigan Street
South Bend, IN 46601
DISTRIBUTOR
Foreside Distributions Services, L.P.
100 Summer Street
Boston, MA 02110
FOR ADDITIONAL INFORMATION, CALL:
1-800-766-8938
This material must be preceded or accompanied
by a current prospectus.
FSSEPT 11/07

Semi-Annual Report
Table of Contents	September 30, 2007 (Unaudited)

Boston Trust Balanced Fund
Market and Performance Review	1
Investment Performance	4
Schedule of Portfolio Investments	8
Financial Statements	10
Financial Highlights	12

Boston Trust Equity Fund
Market and Performance Review	1
Investment Performance	4
Schedule of Portfolio Investments	13
Financial Statements	14
Financial Highlights	16

Boston Trust Small Cap Fund
Market and Performance Review	5
Investment Performance	7
Schedule of Portfolio Investments	17
Financial Statements	18
Financial Highlights	20

Boston Trust Midcap Fund
Schedule of Portfolio Investments	21
Financial Statements	22
Financial Highlights	24

Social Research and Action Update	25

Walden Social Balanced Fund
Market and Performance Review	27
Investment Performance	28
Schedule of Portfolio Investments	29
Financial Statements	31
Financial Highlights	33

Walden Social Equity Fund
Market and Performance Review	27
Investment Performance	28
Schedule of Portfolio Investments	34
Financial Statements	35
Financial Highlights	37

Notes to Financial Statements	38

Supplementary Information	42

Boston Trust Investment Management, Inc

Boston Trust Balanced Fund
Market and Performance	Boston Trust Equity Fund
Review (Unaudited)	Manager Commentary by Domenic Colasacco
Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.
Financial markets were far more volatile and unsettled over the summer months than was implied by the rather tame third quarter stock and bond index returns. After closing at a new all-time high on July 19th the S&P 500 Index1 dropped by roughly 10% in the subsequent few weeks, only to recover most of the sharp decline before the close of the third quarter. Such volatility was not limited to the stock market. Leveraged, higher risk bond investment strategies proved particularly treacherous. Indeed, price gyrations among more speculative, high yield bonds made the fluctuation in equity values pale by comparison. Much higher than anticipated default rates among sub-prime mortgages were the primary catalyst for the market sell-off.
That a problem was brewing within sub-prime mortgage assets first made news last winter when a few mortgage banks and brokers faced defaults among their higher-risk mortgages, resulting in severe losses and liquidation. By mid-July, however, it had become obvious that the sub-prime credit problem was much more widespread, with adverse implications for the economy in general. As the summer progressed, several large financial institutions announced asset writedowns in the billions of dollars, and many hedge funds caught on the wrong side of the credit bet incurred severe losses. A few decided to totally liquidate. Moreover, for several weeks before the Federal Reserve (the “Fed”) took action intended to restore market stability, securing credit became a challenge for all except the most credit worthy borrowers. In the midst of the crisis, it was also virtually impossible to value accurately the sub-prime mortgage assets (and the related derivative securities) that populate the balance sheets of hundreds of financial institutions and hedge funds.
Since its inception in 1995, the Boston Trust Balanced Fund has usually performed comparatively well during such periods of market turmoil and heightened investor concern about risk. We are pleased to report that the past period was not an exception. The collective value of the securities in the Fund held up relatively well during the mid-summer downdraft and recovered at an above average pace in the final weeks of the period. The third quarter overall gain of 5.11% raised the Fund’s year-to-date return to 11.90%. Performance for both periods was above the composite benchmark and exclusive investment in either the S&P 500 stock or Lehman index2. Most of the return was attributed to the performance of the Fund’s equity segment, where the high quality focus of the individual investments proved particularly beneficial. Our decision to retain a high equity allocation in the Fund through the mini-panic days of the summer also added value once the stock market rebounded.†
It is not at all clear that the problems within housing and sub-prime mortgages (and potentially the debt dependent private equity sector) are totally behind us. We believe the future direction of home values and the economy in general could influence both.

†	Portfolio composition is subject to change.

[1]	The S&P 500 Stock Index is an unmanaged index that is generally representative of the U.S. stock market as a whole.

[2]	The Lehman Brothers U.S. Government/Credit Index is unmanaged index that includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issue debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). Also included are publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Boston Trust Balanced Fund
Market and Performance	Boston Trust Equity Fund
Review (cont.)	Manager Commentary by Domenic Colasacco
For the moment, investors have reacted positively to the Fed’s recent decision to reduce short-term interest rates and increase liquidity among financial institutions. Sustained strength in key foreign economies has also aided investor confidence. As implied by the Balanced Fund’s continued high equity allocation of 72%, we share the positive assessment of the economic outlook still held by a majority of economists and investors. Yet we recognize that risks are higher today compared to most times in recent years. We believe further deterioration in the economy, should it occur, is likely to lead us to move toward a more defensive investment position in the Fund. Our views are outlined in more detail in the Economic Outlook and Investment Strategy segments that follow.†
For the six-month and one-year periods ended September 30, 2007, the Boston Trust Equity Fund outperformed its benchmark index, the S&P 500 Index, by over 300 bps (3.00%). The Fund produced a six-month total return of 12.22% compared to the 8.44% total return for the S&P 500 and 19.46% versus 16.44% for the one-year period.
Economic Summary & Outlook
We can recall about a dozen political and financial crises over the past twenty years that caused significant, sometimes frightening declines in stock prices. Over this same period, however, we have had just two economic recessions that led to more prolonged declines in stock values. Both recessions followed a confluence of conditions more adverse than it appears we have today. While history suggests that the current crisis will pass as well, that does not mean we should be complacent. Until an economic crisis is behind us, poor policy decisions by central bankers or politicians are more likely to lead to a broader economic problem, as would the emergence of a second unanticipated crisis that reduces business and consumer confidence.
Most of the current pessimistic economic forecasters believe that continued weakness in housing, still high energy prices and the rising cost of agricultural commodities will lead to a further contraction in discretionary consumer spending. Additionally, most suggest that the decline in the relative value of the dollar and a moderation in labor productivity will reverse what has been a favorable inflation environment. More optimistic economists point to supportive Fed policy, stimulative fiscal trends (which are unlikely to reverse in the election year ahead), strength in most global economies and continued, albeit more moderate, growth in both employment and wages. For the optimists, the adverse inflation implications of a falling dollar are outweighed by the impetus that a lower dollar value provides to exports and its translation benefits for international corporate profits. After assessing the available data and trends, we believe that the economy is far more likely to grow than stagnate over the next six to twelve months. As has been the case over the past several years, continued economic growth is likely to foster a rising stock market trend.
Investment Strategy
Asset Allocation: In addition to our economic views, our decision to retain a high equity allocation in the Fund reflects the stock market’s still favorable valuation levels. The S&P 500 is at about the same level today as it was in March, 2000, its last price peak. Valuations then and now, however, are vastly different. Seven years ago aggregate earnings of companies that comprised the S&P 500 were just over $50 per unit. For 2007, using the same calculation approach, profits are expected to approximate $95. Anticipated 2007 S&P 500 profits compute to a price/earnings ratio1 of about 16, which is well below the multiple of nearly 30 reached in March, 2000. Of more significance, an earnings multiple of 16 is close to the historical average and reasonable given current interest rates of about 5% for higher quality bonds. We believe corporate profits are likely to grow within an expanding global economy. From these valuation levels, rising profits could support an increase in stock prices greater than the low return available in bonds and money market instruments. As noted previously, however, our views and the Fund’s equity allocation are likely to change should the domestic or global economy falter.†
Fixed Income: Given the consistently high quality and recent U.S. Government Agency focus of the fixed income segment, the crisis in the sub-prime mortgage market, and speculative, high yield bonds generally, did not directly impact the Fund’s performance during the quarter. Segment performance thus far in 2007 remains ahead of the Lehman Brothers Government/ Credit Index return. Most of the Fund’s fixed income assets continue to be invested in U.S. Government Agency securities that mature within five years. We do not expect to change this position in the months ahead. Our preference for short term bonds reflects a combination of the still relatively flat yield curve and a view that interest rates are unlikely to decline much, if at all, in an economy that continues to expand. With respect to quality, yield spreads between government agency and corporate bonds widened over the summer, but not nearly enough in our view to compensate for the higher risks inherent in most corporate debt.†

†	Portfolio composition is subject to change.

1	The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.

Boston Trust Balanced Fund
Market and Performance	Boston Trust Equity Fund
Review (cont.)	Manager Commentary by Domenic Colasacco
Equity: For the past several years the investment environment has favored more aggressive, riskier stocks. Companies with greater operating and financial leverage benefited comparatively from the sustained economic growth we have enjoyed. Moreover, low interest rates and ample credit availability combined to support record levels of mergers and buyouts by corporations and private equity firms alike. The crisis in the high yield debt market, and the associated difficulty in securing debt financing, brought much of the buyout activity to a halt over the past few months. In previous reports we have noted that comparatively few of the higher quality stocks we prefer to hold in the Fund were aided by the speculative acquisition trend. Consequently, a change in the buyout environment had a limited impact on the portfolio. More importantly, amid the heightened concern about an economic recession, investors demonstrated greater interest in stocks of efficient, well managed, higher financial quality companies. The combination led to the equity segment’s best quarter of performance relative to the market in several years. We believe that since investors are often oriented toward short-term trends, lower quality, more speculative issues may return to favor in the quarters ahead if, as we expect, a recession is avoided. We remain confident, however, that stocks of companies that can sustain growth through a variety of economic and stock market conditions should potentially provide competitive and less volatile returns over the long-term.†
On behalf of all of us at Boston Trust & Investment Management Company, we thank you for your continued confidence in our services. Please feel free to contact us at (617) 726-7252 should you have questions regarding our investment views or your account.
Domenic Colasacco
Portfolio Manager and President
Boston Trust Investment Management, Inc.

Boston Trust Balanced Fund
Investment Performance (Unaudited)	September 30, 2007
Fund Net Asset Value: $32.92
Gross Expense Ratio: 1.08%

			Annualized
	Quarter	Six Months	1 Year	5 Years	10 Years
	Ended	Ended	Ended	Ended	Ended
	9/30/07	9/30/07	9/30/07	9/30/07	9/30/07
Boston Trust Balanced Fund*	5.11%	10.21%	16.62%	9.93%	7.23%
Lipper Mixed-Asset Target Allocation Growth Funds Average	2.05%	6.51%	14.04%	12.20%	6.20%
Standard & Poor’s 500 Stock Index	2.03%	8.44%	16.44%	15.45%	6.57%
Lehman Brothers Government/Credit Index	3.01%	2.51%	5.08%	4.16%	6.03%
Citigroup 90-Day U.S. Treasury Bills	1.19%	2.44%	5.01%	2.83%	3.65%
Composite Index**	2.37%	5.50%	10.74%	9.69%	6.40%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.

*	Performance information is based on a Net Expense Ratio of 1.00%. The Net Expense Ratio reflects contractual fee waivers and expense reimbursements.

The Boston Trust Balanced Fund is compared to the Standard & Poor’s 500 Stock Index and the Lehman Brothers Government/Credit Bond Index. These indices are unmanaged and generally representative of the U.S Stock market, U.S. treasury/government agencies and corporate debt securities, respectively. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The Citigroup 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

**	The Combined S&P 500 Index, Lehman Brothers U.S. Government/Credit Index and the Citigroup 90 Day U.S. Treasury Bill Index (the “Composite Index”) is comprised of a blend of the fifty percent of the S&P 500 Index, forty percent of the Lehman Brothers U.S. Government/Credit Index and ten percent of the Citigroup 90 Day U.S. Treasury Bill Index. The Composite Index is intended to provide a single benchmark that more accurately reflects the composition of securities held by the Boston Trust Balanced Fund. The individual performance of each index that comprises the Composite Index is detailed in the table above.

The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of managed mutual funds whose primary objective is to maintain a mix of between 60%-80% equity securities with the remainder invested in bonds, cash and cash equivalents.

The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in Acquired Funds, Total Fund Operating Expenses would be 1.07% and Net Expenses would be 1.00%.
Boston Trust Equity Fund
September 30, 2007
Fund Net Asset Value: $14.78
Gross Expense Ratio: 1.11%

			Annualized
	Quarter Ended	Six Months Ended	1 Year Ended	Since Inception
	9/30/07	9/30/07	9/30/07	Oct. 1, 2003
Boston Trust Equity Fund*	5.65%	12.22%	19.46%	12.12%
Standard & Poor’s 500 Stock Index	2.03%	8.44%	16.44%	13.32%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.

*	Performance information is based on a Net Expense Ratio of 1.00%. The Net Expense Ratio reflects contractual fee waivers and expense reimbursements.

The Boston Trust Equity Fund is compared to the Standard & Poor’s 500 Stock Index, which is unmanaged and generally representative of the U.S Stock market. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Market and Performance	Boston Trust Small Cap Fund
Review	Manager Commentary by Kenneth Scott
Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.
Financial Markets and Fund Performance
The Boston Trust Small Cap Fund outperformed the Russell 2000® Index3 of small capitalization stocks by nearly 5% in the third quarter of 2007, and over 7% for the six-month period (please refer to page 7 for additional Fund performance). Additionally, the Fund has outperformed the Russell 2000® benchmark index, while also experiencing less volatility for the one-year, three-year and ten-year periods ended September 30, 2007,
Small Cap Overview and Outlook
During the third quarter of 2007, most small cap sectors declined, with consumer discretionary, financials and industrials leading the slide. Health care showed positive returns, and technology and utilities generally avoided dropping. Small cap growth stocks outperformed small cap value stocks for the third quarter in a row, apparently reversing the trend of the past few years.
Valuation of small cap stocks as a whole, as measured by the P/E Ratio4 of the Russell 2000® Index, remained near 30x at quarter end, near an historical peak and within the index’s P/E range of the past several years. In addition, profit margins for small cap stocks remain near historical peaks. Without room for significant, additional margin growth to drive earnings, we continue to believe that the valuation of the small cap index does not appear as attractive as it did seven years ago. An economic environment of decelerating Gross Domestic Product5 growth, contained inflation, and moderately rising interest rates may continue to favor large cap stocks over small cap stocks.
Yet, a continued healthy economy may benefit small cap stocks and equity markets overall. We believe that our focus on innovative, higher quality, and more reasonably valued small cap stocks leveraged to higher growth areas of the economy may continue to provide positive performance for the Fund, relative to the small cap market overall, and provide long-term diversification6 benefits in Fund holders’ overall portfolios.
We attribute the excess outperformance this quarter primarily to the Small Cap Fund’s higher quality securities. This is a reversal of a multi-year trend that had favored lower quality names. Small cap companies that are profitable and have strong growth profiles, typical of those that the Fund owns, generally outperformed their peers during the quarter. These results are not surprising in a quarter that witnessed significant market volatility, credit concerns, and a flight to higher quality assets. This quarter maintained our historical pattern of protecting in down and volatile markets, while participating in rising markets.†
The small cap market modestly favored companies with premium valuations, yet we prefer those small cap companies that are more reasonably valued than their peers, at least as long as we continue to view the small cap market as being somewhat overvalued.†
We estimate that acquisitions of several Fund holdings also modestly boosted relative performance, although the benefits accrued in the second quarter when the acquisitions were announced. The portfolio construction process does not seek to add value in sector allocation nor in specific size tranches, and thus these factors generally contribute negligibly to excess Fund returns, especially over longer periods.†
Year to date, Fund turnover (normalized volume of purchases and sales of securities), while still modest at less than 20% annualized, was slightly higher than historical levels due to the higher pace of acquisitions. We would be happy to forego the “quick hits” in return for Fund holders participating in the holdings’ future growth.†
Small Cap Stocks
We sold the full position of three stocks from the Fund during the third quarter of 2007 due to their pending acquisitions, and four stocks as they grew beyond our small cap guidelines. Cholestech,

[3]	The Russell 2000 ®Index is generally representative of the smallest 2000 companies in the Russell 3000 ®Index.

[4]	The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.

[5]	The Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States.

[6]	Diversification does not guarantee a profit nor protect against a loss.

†	Portfolio composition is subject to change.

Market and Performance	Boston Trust Small Cap Fund
Review (cont.)	Manager Commentary by Kenneth Scott
e-College, and Myers Industries were acquired. Conversely, during the quarter, the Fund purchased stakes in seven companies. Dawson Geophysical is the leading provider of onshore seismic data acquisition services in the lower 48 United States. Use of their multi-component seismic technology reduces the costs and surface impacts associated with drilling dry holes. eHealth is an online health insurance agent, serving primarily the individual and family market segment. The Company has developed a technology platform that ties into insurance carriers’ pricing system to allow real-time, comparable health insurance quotes with just a few demographic questions. Hibbett Sports is the only sporting goods chain committed to serving small geographic markets. LifeCell offers skin graft products; its particular process is valuable in surgeries that involve severe wounds or tissue damage. LKQ Corporation operates the leading network of auto parts replacement systems (junkyards). MoneyGram is the #2 global payment services provider, offering low-cost international money transfer primarily to U.S. immigrants. Quality Systems develops and markets medical software, including electronic medical record (EMR) packages, widespread adoption of which would reportedly reduce medical errors and cut health care costs by 20%.
We appreciate your continued confidence in our services.†
The equities of the companies in bold-face in the above commentary were holdings of the Boston Trust Small Cap Fund as of September 30, 2007.

Kenneth Scott
Portfolio Manager
Boston Trust Investment Management, Inc.

Boston Trust Small Cap Fund
Investment Performance (Unaudited)	September 30, 2007
Fund Net Asset Value: $12.50
Gross Expense Ratio: 1.43%

		Annualized
	Quarter	Six Months	1 Year	3 Years	5 Years	10 Years
	Ended	Ended	Ended	Ended	Ended	Ended
	9/30/07	9/30/07	9/30/07	9/30/07	9/30/07	9/30/07
Boston Trust Small Cap Fund*	1.79%	8.23%	24.10%	14.76%	18.42%	10.91%
Russell 2000® Index	-3.09%	1.19%	12.34%	13.36%	18.75%	7.22%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.

*	The quoted performance for the Fund reflects the performance of a collective investment fund that was previously managed with full investment authority by the parent company of the Fund’s Adviser prior to the establishment of the Fund on December 16, 2005. The performance of the collective fund has been restated to reflect the net expenses of the Fund after all expenses at an annual rate of 1.25%, the Adviser’s expense limitation, for its initial year of investment operations. The quoted performance for the Boston Trust Small Cap Fund (“Mutual Fund”) prior to December 16, 2005 (when the Fund was first registered) includes performance of a common and collective trust fund (“Commingled”) account advised by Boston Trust Investment Management, Inc. for periods dating back to September 30, 1996 and prior to commencement of operations of the Mutual Fund. The Commingled performance was restated to reflect the expenses associated with the Mutual Fund. The Commingled account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled accounts’ performance may have been adversely affected.

The Boston Trust Small Cap Fund is compared to the Russell 2000 ® Index, an unmanaged index generally representative of the smallest 2000 companies in the Russell 3000 ® Index. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Boston Trust Balanced Fund
Schedule of Portfolio Investments	September 30, 2007 (Unaudited)
 Common Stocks (72.1%)

Security Description	Shares	Value ($)
Communication Services (1.5%)
Idearc, Inc.	750	23,602
Verizon Communications, Inc.	65,000	2,878,200

		2,901,802

Consumer Cyclicals (5.9%)
Chico’s FAS, Inc.(a)	50,000	702,500
Johnson Controls, Inc.	25,000	2,952,750
NIKE, Inc., Class B	30,000	1,759,800
Staples, Inc.	110,000	2,363,900
Target Corp.	55,000	3,496,350

		11,275,300

Consumer Products (9.0%)
Alberto-Culver Co.	50,000	1,239,500
Clorox Co.	20,000	1,219,800
Costco Wholesale Corp.	50,000	3,068,500
Diageo PLC, ADR	30,000	2,631,900
PepsiCo, Inc.	50,000	3,663,000
Procter & Gamble Co.	60,000	4,220,400
Sysco Corp.	30,000	1,067,700

		17,110,800

Energy (9.1%)
Apache Corp.	15,000	1,350,900
Chevron Corp.	40,000	3,743,200
Exxon Mobil Corp.	100,000	9,256,000
Schlumberger, Ltd.	10,000	1,050,000
XTO Energy, Inc.	30,000	1,855,200

		17,255,300

Financial Services (10.4%)
American Express Co.	60,000	3,562,200
American International Group, Inc.	10,000	676,500
Bank of America Corp.	20,000	1,005,400
Cincinnati Financial Corp.	25,000	1,082,750
Discover Financial Services(a)	12,500	260,000
Moody’s Corp.	15,000	756,000
Morgan Stanley	17,500	1,102,500
Northern Trust Corp.	20,000	1,325,400
State Street Corp.	25,000	1,704,000
T. Rowe Price Group, Inc.	80,000	4,455,200
The Goldman Sachs Group, Inc.	10,000	2,167,400
Wells Fargo & Co.	20,000	712,400
Wilmington Trust Corp.	25,000	972,500

		19,782,250

Health Care (10.4%)
Becton, Dickinson & Co.	35,000	2,871,750
C.R. Bard, Inc.	40,000	3,527,600
Dentsply International, Inc.	70,000	2,914,800
Johnson & Johnson, Inc.	30,000	1,971,000
Medtronic, Inc.	35,000	1,974,350
Novartis AG, ADR	20,000	1,099,200
Saint Jude Medical, Inc.(a)	25,000	1,101,750
Stryker Corp.	30,000	2,062,800
UnitedHealth Group, Inc.	15,000	726,450
Waters Corp.(a)	10,000	669,200
Wyeth	20,000	891,000

		19,809,900

Industrial Materials (4.3%)
Air Products & Chemicals, Inc.	15,000	1,466,400
AptarGroup, Inc.	50,000	1,893,500
Ecolab, Inc.	40,000	1,888,000

	Shares or
	Principal
Security Description	Amount($)	Value ($)
Industrial Materials, Continued
Sigma-Aldrich Corp.	60,000	2,924,400

		8,172,300

Industrial Products and Services (12.5%)
3M Co.	5,000	467,900
C.H. Robinson Worldwide, Inc.	35,000	1,900,150
Carlisle Cos., Inc.	25,000	1,215,000
Donaldson Co., Inc .	75,000	3,132,000
Emerson Electric Co.	50,000	2,661,000
Expeditors International of Washington, Inc.	10,000	473,000
General Electric Co.	50,000	2,070,000
Illinois Tool Works, Inc.	60,000	3,578,400
Precision Castparts Corp.	30,000	4,439,400
United Parcel Service, Inc., Class B	15,000	1,126,500
W.W. Grainger, Inc.	30,000	2,735,700

		23,799,050

Technology (9.0%)
Applied Materials, Inc.	60,000	1,242,000
Automatic Data Processing, Inc.	10,000	459,300
Cisco Systems, Inc.(a)	100,000	3,311,000
EMC Corp.(a)	110,000	2,288,000
International Business Machines Corp.	10,000	1,178,000
Microsoft Corp.	125,000	3,682,500
Nokia Corp., ADR	75,000	2,844,750
Oracle Corp.(a)	100,000	2,165,000

		17,170,550

TOTAL COMMON STOCKS (Cost $81,048,006)		137,277,252

Corporate Bonds (1.0%)

Basic Materials (0.2%)
Weyerhaeuser Co., 7.25%, 7/1/13	$300,000	314,875

Consumer Cyclicals (0.3%)
Leggett & Platt, Inc., 6.25%, 9/9/08(b)	500,000	505,499

Financial Services (0.5%)
General Electric Capital Corp., 8.30%, 9/20/09	1,000,000	1,067,473

TOTAL CORPORATE BONDS (Cost $1,837,128)		1,887,847

U.S. Government Agency Obligations (22.0%)

Federal Farm Credit Bank (3.4%)
4.75%, 12/7/09	5,000,000	5,037,780
6.30%, 12/20/10	1,500,000	1,584,832
Federal Home Loan Bank (18.6%)
5.00%, 9/12/08	3,000,000	3,011,331
5.00%, 12/12/08	12,000,000	12,068,232
5.25%, 9/11/09	5,000,000	5,080,995
5.25%, 6/10/11	3,000,000	3,076,698
5.38%, 6/8/12	5,000,000	5,166,495
Government National Mortgage Association, 6.00%, 10/15/36	3,785,964	3,810,952
U.S. Treasury Inflation Protected Bonds 4.19%, 1/15/11	2,500,000	3,119,325

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $41,429,328)		41,956,640

Continued

Boston Trust Balanced Fund
Schedule of Portfolio Investments	September 30, 2007 (Unaudited)
 Investment Company (4.6%)

	Shares or
	Principal
Security Description	Amount($)	Value ($)
Victory Institutional Money Market, Investor Shares	8,705,335	8,705,335

TOTAL INVESTMENT COMPANIES (Cost $8,705,335)		8,705,335

TOTAL INVESTMENTS (Cost $133,019,797) — 99.7%		189,827,074
Other assets in excess of liabilities — 0.3%		508,687

NET ASSETS — 100.0%		$190,335,761

(a)	Non-income producing security

(b)	Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. These securities have been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

ADR	American Depositary Receipt
See Notes to Financial Statements

Financial Statements	Boston Trust Balanced Fund
 Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

Assets:
Investments, at value (cost $133,019,797)		$189,827,074
Interest and dividends receivable		682,778
Receivable for capital shares issued		309
Receivable from adviser		2,461
Prepaid expenses and other assets		22,658

Total Assets		190,535,280

Liabilities:
Payable for capital shares redeemed	19,979
Accrued expenses and other liabilities:
Investment adviser	113,333
Chief compliance officer	1,380
Administration	5,456
Custodian	6,595
Transfer agent	3,001
Trustee	1,476
Other	48,299

Total Liabilities		199,519

Net Assets		$190,335,761

Composition of net Assets:
Capital		$124,738,230
Accumulated net investment income		1,993,852
Accumulated net realized gains from investment transactions		6,796,402
Unrealized appreciation from investments		56,807,277

Net Assets		$190,335,761

Shares outstanding (par value $0.001, unlimited number of shares authorized)		5,781,433

Net Asset Value, Offering Price and Redemption Price per share		$32.92

 Statement of Operations
For the six months ended September 30, 2007 (Unaudited)

Investment Income:
Interest		$1,147,994
Dividends		1,057,607

Total Investment Income		2,205,601

Expenses:
Investment adviser	674,881
Accounting	1,906
Administration	179,970
Trustee	12,704
Custodian	16,906
Transfer agency	9,001
Chief compliance officer	7,044
Other	58,662

Total expenses before fee reductions		961,074
Fees voluntarily reduced by the administrator		(50,328)
Fees contractually reduced by the investment adviser		(12,815)

Net Expenses		897,931

Net Investment Income		1,307,670

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions		4,258,877
Change in unrealized appreciation/depreciation from investments		11,894,248

Net realized/unrealized gains from investments		16,153,125

Change in net assets from operations		$17,460,795

See Notes to Financial Statements

Financial Statements	Boston Trust Balanced Fund
 Statements of Changes in Net Assets

	For the six
	months ended	For the year ended
	September 30, 2007	March 31, 2007
	(Unaudited)
Investment Activities:
Operations:
Net investment income	$1,307,670	$2,459,896
Net realized gains from investment transactions	4,258,877	5,782,995
Change in unrealized appreciation/depreciation from investments	11,894,248	5,666,864

Change in net assets from operations	17,460,795	13,909,755

Dividends:
Net investment income	—	(2,281,753)
Net realized gains from investment transactions	—	(7,407,670)

Change in net assets from shareholder dividends	—	(9,689,423)

Capital Share Transactions:
Proceeds from shares issued	8,379,597	9,381,945
Dividends reinvested	—	9,144,039
Cost of shares redeemed	(5,811,710)	(16,914,138)

Change in net assets from capital share transactions	2,567,887	1,611,846

Change in net assets	20,028,682	5,832,178

Net Assets:
Beginning of year	170,307,079	164,474,901

End of year	$190,335,761	$170,307,079

Share Transactions:
Issued	265,252	316,451
Reinvested	—	310,599
Redeemed	(185,102)	(575,565)

Change in shares	80,150	51,485

Accumulated net investment income	$1,993,852	$686,182

See Notes to Financial Statements

Financial Statements	Boston Trust Balanced Fund
  Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the six		For the year	For the year	For the year	For the year	For the year
	months ended		ended	ended	ended	ended	ended
	September 30,		March 31,	March 31,	March 31,	March 31,	March 31,
	2007		2007	2006	2005	2004	2003
	(Unaudited)
Net Asset Value, Beginning of Period	$29.87		$29.11	$28.77	$27.63	$23.71	$25.58

Investment Activities:
Net investment income	0.22		0.46	0.53	0.50	0.43	0.57
Net realized and unrealized gains (losses) from investments	2.83		2.13	0.88	1.15	3.97	(1.88)

Total from investment activities	3.05		2.59	1.41	1.65	4.40	(1.31)

Dividends:
Net investment income	—		(0.43)	(0.52)	(0.50)	(0.48)	(0.56)
Net realized gains from investments	—		(1.40)	(0.55)	(0.01)	—	—

Total Dividends	—		(1.83)	(1.07)	(0.51)	(0.48)	(0.56)

Net Asset Value, End of Period	$32.92		$29.87	$29.11	$28.77	$27.63	$23.71

Total Return	10.21	%(a)	8.98%	4.97%	5.96%	18.61%	(5.16)%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$190,336		$170,307	$164,475	$172,218	$160,202	$131,693
Ratio of net expenses to average net assets	1.00	%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.45	%(b)	1.50%	1.76%	1.75%	1.69%	2.34%
Ratio of expenses to average net assets (c)	1.07	%(b)	1.07%	1.08%	1.09%	1.10%	1.07%
Portfolio turnover	10.63	%(a)	37.24%	29.77%	10.38%	30.04%	20.77%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Boston Trust Equity Fund
Schedule of Portfolio Investments	September 30, 2007 (Unaudited)
  Common Stocks (98.2%)

Security Description	Shares	Value ($)
Communication Services (2.2%)
Idearc, Inc.	350	11,015
Verizon Communications, Inc.	35,000	1,549,800

		1,560,815

Consumer Cyclicals (8.0%)
Chico’s FAS, Inc.(a)	30,000	421,500
Johnson Controls, Inc.	10,000	1,181,100
Leggett & Platt, Inc.	7,500	143,700
NIKE, Inc., Class B	20,000	1,173,200
Staples, Inc.	50,000	1,074,500
Target Corp.	25,000	1,589,250

		5,583,250

Consumer Products (12.0%)
Alberto-Culver Co.	30,000	743,700
Anheuser-Busch Cos., Inc.	5,000	249,950
Clorox Co.	10,000	609,900
Costco Wholesale Corp.	15,000	920,550
Diageo PLC, ADR	17,500	1,535,275
PepsiCo, Inc.	25,000	1,831,500
Procter & Gamble Co.	25,000	1,758,500
Sysco Corp.	20,000	711,800

		8,361,175

Energy (12.5%)
Apache Corp.	8,000	720,480
Chevron Corp.	25,000	2,339,500
ConocoPhillips	5,000	438,850
Exxon Mobil Corp.	35,000	3,239,600
Schlumberger, Ltd.	10,000	1,050,000
XTO Energy, Inc.	15,000	927,600

		8,716,030

Financial Services (13.9%)
American Express Co.	25,000	1,484,250
American International Group, Inc.	6,000	405,900
Bank of America Corp.	12,500	628,375
Chubb Corp.	12,500	670,500
Cincinnati Financial Corp.	10,000	433,100
Commerce Bancshares, Inc.	7,500	344,175
Discover Financial Services(a)	7,500	156,000
Morgan Stanley	10,000	630,000
Northern Trust Corp.	5,000	331,350
State Street Corp.	15,000	1,022,400
T. Rowe Price Group, Inc.	35,000	1,949,150
The Goldman Sachs Group, Inc.	5,000	1,083,700
Wells Fargo & Co.	5,000	178,100
Wilmington Trust Corp.	10,000	389,000

		9,706,000

Health Care (13.4%)
Becton, Dickinson & Co.	15,000	1,230,750
C.R. Bard, Inc.	15,000	1,322,850
Dentsply International, Inc.	30,000	1,249,200
Johnson & Johnson, Inc.	12,000	788,400
Medtronic, Inc.	15,000	846,150
Novartis AG, ADR	20,000	1,099,200
Saint Jude Medical, Inc.(a)	10,000	440,700
Stryker Corp.	10,000	687,600
UnitedHealth Group, Inc.	10,000	484,300
Waters Corp.(a)	5,000	334,600
Wyeth	10,000	445,500
Zimmer Holdings, Inc.(a)	5,000	404,950

		9,334,200

	Shares or
	Principal
Security Description	Amount($)	Value ($)
Industrial Materials (5.9%)
Air Products & Chemicals, Inc.	7,500	733,200
AptarGroup, Inc.	25,000	946,750
Ecolab, Inc.	20,000	944,000
Sigma-Aldrich Corp.	30,000	1,462,200

		4,086,150

Industrial Products and Services (18.2%)
3M Co.	10,000	935,800
C.H. Robinson Worldwide, Inc.	20,000	1,085,800
Donaldson Co., Inc.	30,000	1,252,800
Emerson Electric Co.	30,000	1,596,600
Expeditors International of Washington, Inc.	10,000	473,000
General Electric Co.	35,000	1,449,000
Illinois Tool Works, Inc.	30,000	1,789,200
Precision Castparts Corp.	15,000	2,219,700
United Parcel Service, Inc., Class B	10,000	751,000
W.W. Grainger, Inc.	12,500	1,139,875

		12,692,775

Technology (11.9%)
Applied Materials, Inc.	25,000	517,500
Automatic Data Processing, Inc.	5,000	229,650
Cisco Systems, Inc.(a)	50,000	1,655,500
EMC Corp.(a)	60,000	1,248,000
Intel Corp.	7,500	193,950
Microsoft Corp.	65,000	1,914,900
Nokia Corp., ADR	45,000	1,706,850
Oracle Corp.(a)	40,000	866,000

		8,332,350

Utility (0.2%)
FPL Group, Inc.	2,500	152,200

TOTAL COMMON STOCKS (Cost $43,022,747)		68,524,945

Investment Company (1.8%)

Victory Institutional Money Market, Investor Shares	$1,210,106	1,210,106

TOTAL INVESTMENT COMPANIES (Cost $1,210,106)		1,210,106

TOTAL INVESTMENTS (Cost $44,232,853) — 100.0%		69,735,051
Other assets in excess of liabilities — 0.0%		27,954

NET ASSETS — 100.0%		$69,763,005

(a)	Non-income producing security

ADR	American Depositary Receipt
See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund
  Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

Assets:
Investments, at value (cost $44,232,853)		$69,735,051
Dividend income		92,974
Prepaid expenses and other assets		8,175

Total Assets		69,836,200

Liabilities:
Payable for capital shares redeemed	10,750
Accrued expenses and other liabilities:
Investment adviser	39,409
Chief compliance officer	343
Administration	1,995
Custodian	2,419
Transfer agent	3,001
Trustee	198
Other	15,080

Total Liabilities		73,195

Net Assets		$69,763,005

Composition of Net Assets:
Capital		$42,174,909
Accumulated net investment income		300,745
Accumulated net realized gains from investment transactions		1,785,153
Unrealized appreciation from investments		25,502,198

Net Assets		$69,763,005

Shares outstanding (par value $0.001, unlimited number of shares authorized)		4,719,293

Net Asset Value, Offering Price and Redemption Price per share		$14.78

  Statement of Operations
For the six months ended September 30, 2007 (Unaudited)

Investment Income:
Dividends		$504,761

Total Investment Income		504,761

Expenses:
Investment adviser	245,916
Accounting	1,378
Administration	65,578
Trustee	4,307
Custodian	7,359
Transfer agency	9,001
Chief compliance officer	2,439
Other	20,768

Total expenses before fee reductions		356,746
Fees voluntarily reduced by the administrator		(18,322)
Fees contractually reduced by the investment adviser		(11,156)

Net Expenses		327,268

Net Investment Income		177,493

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions		1,130,015
Change in unrealized appreciation/ depreciation from investments		6,203,498

Net realized/unrealized gains from investments		7,333,513

Change in net assets from operations		$7,511,006

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund
  Statements of Changes in Net Assets

	For the six
	months ended	For the year ended
	September 30, 2007	March 31, 2007
	(Unaudited)
Investment Activities:
Operations:
Net investment income	$177,493	$371,172
Net realized gains from investment transactions	1,130,015	1,009,252
Change in unrealized appreciation/depreciation from investments	6,203,498	3,338,659

Change in net assets from operations	7,511,006	4,719,083

Dividends:
Net investment income	—	(337,514)
Net realized gains from investment transactions	—	(1,077,222)

Change in net assets from shareholder dividends	—	(1,414,736)

Capital Share Transactions:
Proceeds from shares issued	3,745,752	11,565,611
Dividends reinvested	—	1,352,421
Cost of shares redeemed	(1,377,777)	(4,912,466)

Change in net assets from capital share transactions	2,367,975	8,005,566

Change in net assets	9,878,981	11,309,913

Net Assets:
Beginning of year	59,884,024	48,574,111

End of year	$69,763,005	$59,884,024

Share Transactions:
Issued	270,922	900,401
Reinvested	—	104,032
Redeemed	(99,283)	(376,716)

Change in shares	171,639	627,717

Accumulated net investment income	$300,745	$123,252

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund
  Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the six		For the year	For the year	For the year	For the
	months ended		ended	ended	ended	period ended
	September 30,		March 31,	March 31,	March 31,	March 31,
	2007		2007	2006	2005	2004 (a)
	(Unaudited)
Net Asset Value, Beginning of Period	$13.17		$12.39	$11.86	$11.19	$10.00

Investment Activities:
Net investment income	0.03		0.09	0.09	0.10	0.03
Net realized and unrealized gains from investment transactions	1.58		1.04	0.65	0.84	1.18

Total from investment activities	1.61		1.13	0.74	0.94	1.21

Dividends:
Net investment income	—		(0.08)	(0.09)	(0.09)	(0.02)
Net realized gains from investments	—		(0.27)	(0.12)	(0.18)	—

Total Dividends	—		(0.35)	(0.21)	(0.27)	(0.02)

Net Asset Value, End of Period	$14.78		$13.17	$12.39	$11.86	$11.19

Total Return	12.22	%(b)	9.20%	6.23%	8.34%	12.06	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$69,763		$59,884	$48,574	$41,175	$35,386
Ratio of net expenses to average net assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00	%(c)
Ratio of net investment income to average net assets	0.54	%(c)	0.71%	0.73%	0.84%	0.59	%(c)
Ratio of expenses to average net assets (d)	1.09	%(c)	1.11%	1.11%	1.14%	1.18	%(c)
Portfolio turnover	13.56	%(b)	21.48%	20.44%	12.05%	2.97	%(b)

(a)	Fund commenced operations on October 1, 2003.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Boston Trust Small Cap Fund
Schedule of Portfolio Investments	September 30, 2007 (Unaudited)
  Common Stocks (98.4%)

Security Description	Shares	Value ($)
Consumer Discretionary (15.3%)
Arbitron, Inc.	12,800	580,352
Ballard Power Systems, Inc.(a)	4,000	19,920
Bright Horizons Family Solutions, Inc.(a)	15,850	679,014
Charming Shoppes, Inc.(a)	52,300	439,320
Educational Development Corp.	10,000	64,500
Gaiam, Inc., Class A(a)	9,900	237,897
Gentex Corp.	32,000	686,080
Hibbett Sports, Inc.(a)	6,400	158,720
John Wiley & Sons, Inc., Class A	10,500	471,765
LKQ Corp.(a)	9,300	323,733
Nautilus, Inc.	7,900	62,963
Scholastic Corp.(a)	4,000	139,440
Strayer Education, Inc.	5,000	843,150
Timberland Co., Class A(a)	10,900	206,664

		4,913,518

Consumer Products (5.0%)
Church & Dwight Co., Inc.	3,200	150,528
Diamond Foods, Inc.	9,400	194,204
Green Mountain Coffee Roasters, Inc.(a)	5,700	189,183
Hain Celestial Group, Inc.(a)	5,500	176,715
Lifeway Foods, Inc.(a)	15,600	262,548
SunOpta, Inc.(a)	18,000	260,820
United Natural Foods, Inc.(a)	13,500	367,470

		1,601,468

Energy (5.6%)
Cabot Oil & Gas Corp.	14,000	492,240
CARBO Ceramics, Inc.	6,600	334,818
Dawson Geophysical Co.(a)	3,000	232,530
Encore Acquisition Co.(a)	14,000	443,100
Grey Wolf, Inc.(a)	39,000	255,450
VeraSun Energy Corp.(a)	4,000	44,000

		1,802,138

Financial Services (16.5%)
Abigail Adams National Bancorp, Inc.	5,500	74,305
Bank of Hawaii Corp.	12,000	634,200
Carver Bancorp, Inc.	5,000	77,500
Chittenden Corp.	19,000	668,040
Citizens Banking Corp.	20,000	322,200
Corporate Office Properties	5,000	208,150
Dime Community Bancshares	23,000	344,310
eHealth, Inc.(a)	8,300	229,910
Federal Agricultural Mortgage Corp., Class C	15,000	440,400
Hanmi Financial Corp.	40,500	627,345
New York Community Bancorp	9,409	179,241
Parkway Properties, Inc.	14,200	626,788
UCBH Holdings, Inc.	37,000	646,760
Wainwright Bank & Trust Co.	17,000	217,600

		5,296,749

Health Care (13.6%)
Dionex Corp.(a)	8,700	691,302
IDEXX Laboratories, Inc.(a)	5,900	646,581
Landauer, Inc.	12,600	642,096
LifeCell Corp.(a)	4,900	184,093
Meridian Bioscience, Inc.	25,000	758,000
Orthofix International N.V.(a)	9,000	440,730
Respironics, Inc.(a)	13,300	638,799
West Pharmaceutical Services, Inc.	8,500	354,110

		4,355,711

	Shares or
	Principal
Security Description	Amount($)	Value ($)
Industrial Materials (5.2%)
Commercial Metals Co.	14,500	458,925
Metal Management, Inc.	8,300	449,860
Minerals Technologies, Inc.	9,500	636,500
Rock-Tenn Co.	4,700	135,830

		1,681,115

Industrial Products and Services (15.5%)
Apogee Enterprises, Inc.	10,300	267,182
Baldor Electric Co.	15,000	599,250
CLARCOR, Inc.	15,900	543,939
ESCO Technologies, Inc.(a)	3,500	116,340
Fuel-Tech, Inc.(a)	3,500	77,315
Genesee & Wyoming, Inc., Class A(a)	22,000	634,480
Herman Miller, Inc.	2,000	54,280
Insituform Technologies, Inc., Class A(a)	3,500	53,305
Interface, Inc., Class A	3,500	63,175
Kadant, Inc.(a)	6,000	168,000
Lindsay Manufacturing Co.	9,200	402,776
Middleby Corp.(a)	2,600	167,804
School Specialty Inc.(a)	2,300	79,649
Simpson Manufacturing Co., Inc.	19,000	605,150
Team, Inc.(a)	10,000	273,800
Trex Company, Inc.(a)	3,300	36,696
Wabtec Corp.	14,500	543,170
Watts Water Technologies, Inc., Class A	9,000	276,300

		4,962,611

Information Technology (17.3%)
Blackbaud, Inc.	14,000	353,360
Coherent, Inc.(a)	7,000	224,560
Itron, Inc.(a)	8,600	800,402
J2 Global Communications, Inc.(a)	15,000	490,950
MoneyGram International, Inc.	11,000	248,490
National Instruments Corp.	5,200	178,516
Net 1 UEPS Technologies, Inc.(a)	13,500	366,795
Plantronics, Inc.	19,000	542,450
Polycom, Inc.(a)	18,000	483,480
Power Integrations, Inc.(a)	19,000	564,490
Presstek, Inc.(a)	20,500	128,535
Quality Systems, Inc.	4,500	164,835
Rackable Systems Inc.(a)	12,000	155,640
Renaissance Learning, Inc.	20,000	241,800
SiRF Technology Holdings, Inc.(a)	13,000	277,550
SunPower Corp., Class A(a)	2,500	207,050
Tektronix, Inc.	5,000	138,700

		5,567,603

Utilities (4.4%)
American States Water Co.	2,500	97,500
New Jersey Resources Corp.	13,000	644,670
South Jersey Industries, Inc.	19,000	661,200

		1,403,370

TOTAL COMMON STOCKS (Cost $26,643,204)		31,584,283

Investment Companies (1.6%)

Victory Institutional Money Market, Investor Shares	$505,120	505,120

TOTAL INVESTMENT COMPANIES (Cost $505,120)		505,120

TOTAL INVESTMENTS (Cost $27,148,324) — 100.0%		32,089,403
Liabilities in excess of other assets — 0.0%		(2,364)

NET ASSETS — 100.0%		$32,087,039

(a)	Non-income producing security
See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund
  Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

Assets:
Investments, at value (cost $27,148,324)		$32,089,403
Interest and dividends receivable		27,371
Prepaid expenses and other assets		3,937

Total Assets		32,120,711

Liabilities:
Accrued expenses and other liabilities:
Investment adviser	19,435
Administration	924
Custodian	1,102
Transfer agent	3,083
Other	9,128

Total Liabilities		33,672

Net Assets		$32,087,039

Composition of Net Assets:
Capital		$25,904,259
Accumulated net investment income		43,662
Accumulated net realized gains from investment transactions		1,198,039
Unrealized appreciation from investments		4,941,079

Net Assets		$32,087,039

Shares outstanding (par value $0.001, unlimited number of shares authorized)		2,567,565

Net Asset Value, Offering Price and Redemption Price per share		$12.50

  Statement of Operations
For the six months ended September 30, 2007 (Unaudited)

Investment Income:
Dividends		$197,051

Total Investment Income		197,051

Expenses:
Investment adviser	107,961
Accounting	1,604
Administration	28,790
Trustee	1,228
Custodian	4,280
Transfer agency	8,917
Chief compliance officer	809
Other	7,784

Total expenses before fee reductions		161,373
Fees voluntarily reduced by the administrator		(7,984)

Net Expenses		153,389

Net Investment Income		43,662

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions		1,023,103
Change in unrealized appreciation/depreciation from investments		1,033,415

Net realized/unrealized gains from investments		2,056,518

Change in net assets from operations		$2,100,180

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund
  Statements of Changes in Net Assets

	For the
	six months ended	For the year ended
	September 30, 2007	March 31, 2007
	(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$43,662	$(20,671)
Net realized gains from investment transactions	1,023,103	472,411
Change in unrealized appreciation/depreciation from investments	1,033,415	1,269,898

Change in net assets from operations	2,100,180	1,721,638

Dividends:
Net realized gains from investment transactions	—	(344,748)

Change in net assets from shareholder dividends	—	(344,748)

Capital Share Transactions:
Proceeds from shares issued	9,678,577	9,584,688
Dividends reinvested	—	337,819
Cost of shares redeemed	(371,064)	(1,557,584)

Change in net assets from capital share transactions	9,307,513	8,364,923

Change in net assets	11,407,693	9,741,813

Net Assets:
Beginning of year	20,679,346	10,937,533

End of year	$32,087,039	$20,679,346

Share Transactions:
Issued	807,468	908,685
Reinvested	—	30,739
Redeemed	(30,678)	(148,043)

Change in shares	776,790	791,381

Accumulated net investment income	$43,662	$—

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund
  Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the six		For the	For the
	months ended		year ended	period ended
	September 30,		March 31,	March 31,
	2007		2007	2006 (a)
	(Unaudited)
Net Asset Value, Beginning of Period	$11.55		$10.94	$10.00

Investment Activities:
Net investment income (loss)	0.02		(0.01)	—
Net realized and unrealized gains from investment transactions	0.93		0.85	0.94

Total from investment activities	0.95		0.84	0.94

Dividends:
Net realized gains from investments	—		(0.23)	—

Total Dividends	—		(0.23)	—

Net Asset Value, End of Period	$12.50		$11.55	$10.94

Total Return	8.23	%(b)	7.75%	9.40	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$32,087		$20,679	$10,938
Ratio of net expenses to average net assets	1.06	%(c)	1.25%	1.23	%(c)
Ratio of net investment income (loss) to average net assets	0.30	%(c)	(0.13)%	(0.02)	%(c)
Ratio of expenses to average net assets (d)	1.12	%(c)	1.43%	1.52	%(c)
Portfolio turnover	10.33	%(b)	10.18%	3.62	%(b)

(a)	Fund commenced operations on December 16, 2005.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period, certain fees were reduced and total fund expenses are capped at 1.25%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Boston Trust Midcap Fund
Schedule of Portfolio Investments	September 30, 2007 (Unaudited)
Common Stocks (95.4%)

Security Description	Shares	Value ($)
Consumer Discretionary (9.5%)
Abercrombie & Fitch Co., Class A	1,250	100,875
American Eagle Outfitters, Inc.	5,000	131,550
Autoliv, Inc.	2,500	149,375
Chico’s FAS, Inc.(a)	5,700	80,085
Gentex Corp.	8,000	171,520
Harman International Industries, Inc.	1,400	121,128
John Wiley & Sons, Inc., Class A	2,500	112,325
Leggett & Platt, Inc.	4,500	86,220
Nordstrom, Inc.	2,000	93,780
Ross Stores, Inc.	4,000	102,560
Washington Post Co., Class B	150	120,420
Williams-Sonoma, Inc.	2,000	65,240

		1,335,078

Consumer Products (6.4%)
Alberto-Culver Co.	6,500	161,135
Brown-Forman Corp., Class B	2,000	149,820
Church & Dwight Co., Inc.	3,250	152,880
Clorox Co.	1,700	103,683
Hormel Foods Corp.	3,000	107,340
J.M. Smucker Co.	1,200	64,104
McCormick & Co., Inc.	4,500	161,865

		900,827

Energy (4.8%)
BJ Services Co.	6,500	172,575
Cabot Oil & Gas Corp.	5,000	175,800
Murphy Oil Corp.	2,100	146,769
Sunoco, Inc.	2,500	176,950

		672,094

Financial Services (15.5%)
Ambac Financial Group, Inc.	2,500	157,275
Cincinnati Financial Corp.	5,130	222,181
Commerce Bancshares, Inc.	4,861	223,071
FactSet Research Systems, Inc.	2,000	137,100
First Marblehead Corp. (The)	1,800	68,274
First Midwest Bancgroup, Inc.	4,000	136,640
Northern Trust Corp.	3,000	198,810
SEI Investments Co.	9,000	245,520
T. Rowe Price Group, Inc.	9,000	501,210
UCBH Holdings, Inc.	3,700	64,676
Wilmington Trust Corp.	5,500	213,950

		2,168,707

Health Care (15.7%)
C.R. Bard, Inc.	3,250	286,617
Coventry Health Care, Inc.(a)	1,200	74,652
DENTSPLY International, Inc.	8,500	353,940
Express Scripts, Inc.(a)	4,000	223,280
IMS Health, Inc.	3,500	107,240
Laboratory Corp. of America Holdings(a)	3,400	265,982
Quest Diagnostics, Inc.	2,500	144,425
Respironics, Inc.(a)	3,000	144,090
Techne Corp.(a)	2,250	141,930
Varian Medical Systems, Inc.(a)	4,500	188,505
Waters Corp.(a)	4,000	267,680

		2,198,341

Industrial Materials (7.5%)
AptarGroup, Inc.	10,000	378,700
Commercial Metals Co.	1,500	47,475
Ecolab, Inc.	4,000	188,800
Plum Creek Timber Co., Inc.	2,000	89,520
Sigma-Aldrich Corp.	7,000	341,180

		1,045,675

	Shares or
	Principal
Security Description	Amount($)	Value ($)
Industrial Products and Services (20.1%)
AMETEK, Inc.	2,500	108,050
Applied Industrial Technologies, Inc.	2,700	83,241
C.H. Robinson Worldwide, Inc.	7,500	407,175
Carlisle Cos., Inc.	2,000	97,200
CLARCOR, Inc.	3,300	112,893
Donaldson Co., Inc.	8,000	334,080
Expeditors International of Washington, Inc.	4,500	212,850
Graco, Inc.	2,000	78,220
L-3 Communications Holdings, Inc.	1,200	122,568
Precision Castparts Corp.	3,800	562,324
Rockwell Collins, Inc.	2,500	182,600
Stericycle, Inc.(a)	5,000	285,800
W.W. Grainger, Inc.	2,500	227,975

		2,814,976

Information Technology (12.6%)
Affiliated Computer Services, Inc.(a)	1,800	90,432
Amdocs Ltd.(a)	3,500	130,165
Citrix Systems, Inc.(a)	4,000	161,280
Fiserv, Inc.(a)	4,500	228,870
Intuit, Inc.(a)	4,500	136,350
Juniper Networks, Inc.(a)	5,000	183,050
KLA-Tencor Corp.	1,500	83,670
MoneyGram International, Inc.	4,000	90,360
Network Appliance, Inc.(a)	7,000	188,370
SiRF Technology Holdings, Inc.(a)	5,500	117,425
Total System Services, Inc.	4,000	111,120
VeriFone Holdings, Inc.(a)	3,000	132,990
Western Digital Corp.(a)	4,250	107,610

		1,761,692

Telecommunications (1.1%)
CenturyTel, Inc.	3,500	161,770

Utilities (2.2%)
Energen Corp.	2,000	114,240
New Jersey Resources Corp.	2,500	123,975
Piedmont Natural Gas Co., Inc.	3,000	75,270

		313,485

TOTAL COMMON STOCKS (Cost $8,679,161)		13,372,645

Investment Company (4.6%)

Victory Institutional Money Market, Investor Shares	$639,668	639,668

TOTAL INVESTMENT COMPANIES (Cost $639,668)		639,668

TOTAL INVESTMENTS (Cost $9,318,829) — 100.0%		14,012,313
Other assets in excess of liabilities — 0.0%		6,147

NET ASSETS — 100.0%		$14,018,460

(a)	Non-income producing security
See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund
 Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

Assets:
Investments, at value (cost $9,318,829)		$14,012,313
Interest and dividends receivable		2,846
Receivable for investments sold		56,226

Total Assets		14,071,385

Liabilities:
Payable to custodian	645
Payable for investments purchased	50,028
Accrued expenses and other liabilities:
Investment adviser	1,309
Accounting	26
Chief compliance officer	16
Administration	336
Custodian	57
Transfer agent	286
Trustee	38
Other	184

Total Liabilities		52,925

Net Assets		$14,018,460

Composition of Net Assets:
Capital		$9,296,795
Accumulated net investment income		477
Accumulated net realized gains from investment transactions		27,704
Unrealized appreciation from investments		4,693,484

Net Assets		$14,018,460

Shares outstanding (par value $0.001, unlimited number of shares authorized)		1,376,128

Net Asset Value, Offering Price and Redemption Price per share		$10.19

Statement of Operations

For the period ended September 30, 2007(a) (Unaudited)

Investment Income:
Dividends		$2,729

Total Investment Income		2,729

Expenses:
Investment adviser	1,679
Accounting	26
Administration	448
Trustee	38
Custodian	57
Transfer agency	286
Chief compliance officer	16
Other	184

Total expenses before fee reductions		2,734
Fees voluntarily reduced by the administrator		(112)
Fees contractually reduced by the investment adviser		(370)

Net Expenses		2,252

Net Investment Income		477

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions		27,704
Change in unrealized appreciation/depreciation from investments		220,820

Net realized/unrealized gains from investments		248,524

Change in net assets from operations		$249,001

(a)	Fund commenced operations on September 24, 2007.
See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund
Statements of Changes in Net Assets

For the period ended
September 30, 2007 (a)
(Unaudited)
Investment Activities:
Operations:
Net investment income	$477
Net realized gains from investment transactions	27,704
Change in unrealized appreciation/depreciation from investments	220,820

Change in net assets from operations	249,001

Capital Share Transactions:
Proceeds from shares issued	465,000
Proceeds from shares issued in conversion – Note 4	13,304,459

Change in net assets from capital share transactions	13,769,459

Change in net assets	14,018,460

Net Assets:
Beginning of period	—
End of period	$14,018,460

Share Transactions:
Issued	1,376,128

Change in shares	1,376,128

Accumulated net investment income	$477

(a)	Fund commenced operations on September 24, 2007.
See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund
 Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the period ended
	September 30, 2007 (a)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment income	—	(e)
Net realized and unrealized gains from investment transactions	0.19

Total from investment activities	0.19

Net Asset Value, End of Period	$10.19

Total Return	1.90	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$14,018
Ratio of net expenses to average net assets	1.00	%(c)
Ratio of net investment income to average net assets	0.21	%(c)
Ratio of expenses to average net assets (d)	1.21	%(c)
Portfolio turnover	0.38	%(b)

(a)	Fund commenced operations on September 24, 2007.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.

(e)	Less than $0.005.
See Notes to Financial Statements

Walden Asset Management Investing for social change since 1975

Social Research and Action Update	September 30, 2007
The Walden Social Balanced and Walden Social Equity portfolios employ a multi-faceted approach to meeting the Funds’ social objectives. Proxy voting, social research, company engagement, public policy, and community development investing are all important components of the corporate change process. The Walden Funds are active in each of these social investment strategies.
Proxy Voting
Walden’s goal is to vote proxies of portfolio companies in the best long-term interest of mutual fund investors – an important fiduciary responsibility we take very seriously. Both the social and financial mandates of the portfolios are carefully considered in voting the proxies of Walden Fund companies. As examples, Walden generally votes in favor of proposals that request increased board independence on auditing and nominating committees, as well as those that request management to develop or strengthen a human rights policy. Walden’s Comprehensive Social Proxy Voting Guidelines, along with the annual proxy voting reports for the 12 months ended June 30, 2007, are available at http://www. waldenassetmgmt.com/social/proxyvoting.html.
Social Research and Action
Countering SEC Action
We noted last quarter that the U.S. Securities and Exchange Commission (SEC) has entered into public discussions about the possible elimination of the right of investors to sponsor shareholder resolutions. Three concepts being tested by the SEC are of particular concern: giving companies the ability to opt-out of shareholder resolutions; offering a chat room, or other form of electronic petition, in lieu of the resolution process; and raising significantly the vote support thresholds necessary to re-file resolutions. At the end of July, these “test” concepts were embedded in a formal SEC proposal addressing shareholder access to the proxy for the purpose of nominating directors.
For over two decades, filing shareholder resolutions has been central to shareholders’ success in achieving stronger social, environmental and governance (ESG) policies and practices at a multitude of corporations. It has also been Walden’s primary tool in achieving these successes on behalf of our clients, especially with respect to the Walden Social Balanced Fund’s portfolio companies. We have launched a multi-pronged strategy to help protect this important shareholder right. Since the SEC announcement, we:
•	testified at a hearing held by the U.S. House Committee on Financial Services, chaired by Congressman Barney Frank (D-MA), (http://www.house.gov/apps/list/hearing/financialsvcs_ dem/HT0927072.shtml);

•	submitted a substantial letter of comment to the SEC (http:// www.sec.gov/comments/s7-16-07/s71607-192.pdf);

•	encouraged and assisted clients and other concerned investors to write the SEC through email outreach and a web-based action alert (http://www.waldenassetmgmt.com/sec2007.html); and,

•	led an initiative in which 70 investors co-signed a letter to approximately 100 companies and participated in many follow-up calls, urging them to consider the rights of shareholders if they planned to provide comments to the SEC.
The strength of our unified voice has been impressive. Except for a few companies and trade associations, the SEC has received little support for its test proposals. We continue to respond to the SEC action with the high level of urgency it deserves, and to be a voice before investors, Congress and the SEC against translating the proposals into governing rules.
Company Advocacy Update
In July, two shareholder resolutions were still in the works. Co-filing with Calvert Asset Management, we asked Linear Technology [Note: Companies highlighted in bold are held in either or both portfolios] to increase efforts to establish racial and gender diversity on its Board of Directors. The resolution was withdrawn when Linear amended its Policy for Director Recommendations and Nominations to “expressly provide that diversity of background and experience, including (among other things) gender and race” is considered in evaluating director candidates. A resolution seeking improved disclosure of political contributions by FedEx went to vote and was supported by 20 percent of shareowners. The company has expanded web site disclosure, but remains reluctant to disclose contributions to trade associations.
Working with the Center for Political Accountability and the Sheet Metal Workers’ National Pension Fund, Walden encouraged two other companies, Dell and Oracle, to adopt comprehensive political disclosure and accountability policies. In so doing, they join 31 other firms committed to full transparency, including funds provided to trade associations used for political purposes.
Over 125 participants attended a July Roundtable, a coalition of institutional investors, companies and governance experts addressing executive compensation and accountability led by Walden, AFSCME (American Federation of State, County, and Municipal Employees) and Pfizer. Attendees heard the results of a six month exploration on the efficacy of giving shareholders an advisory vote on executive pay practices as described in annual proxy statements, a routine practice in the U.K and several other countries. A diverse mix of companies

Social Research and Action Update	September 30, 2007
including American International Group, EMC, and Colgate Palmolive participated, gaining important insights as they study reforming their own executive compensation governance policies. This year’s extremely successful shareholder resolution campaign, involving approximately fifty such “say on pay” proposals with votes averaging 42 percent and seven winning majority approval, confirmed broad investor support for strengthening director accountability.
In the persistence-pays-off category, there is substantial progress related to Walden’s near decade-long dialogue with Coca-Cola on plastics recycling. Along with As You Sow and other investors, we have urged beverage companies to increase recycled content in plastic beverage containers and to establish explicit container recovery goals. In September, Coca-Cola announced it would invest $60 million to build the world’s largest PET plastics recycling plant with an estimated annual output of 100 million pounds. Additionally, Coca-Cola committed to the Real Thing, eventually recycling or reusing 100 percent of PET plastic it consumes in U.S. markets.
In partnership with Amnesty International USA and Sudan Divestment Task Force, Walden joined other concerned investors in writing asset management firms believed to have significant investment in foreign oil companies that help fund Sudan’s brutal government sponsored genocide. We did not call for divestment. Instead we appealed to companies such as T. Rowe Price and Wells Fargo to exert their influence through specific engagement strategies, including actions to support the presence of a robust United Nations peacekeeping force.
Conversations with Hershey Foods and Wrigley around their vendor standards programs continue productively. Walden led an investor meeting to discuss Hershey’s vendor standards policies, monitoring and supplier training program. Wrigley’s has adopted a vendor code of conduct that is available on its website. Given Wrigley’s commitment to continuous improvement, Walden is coordinating a group of experts and concerned investors to offer the company feedback on its developing program.
Public Policy Advocacy Update
Several companies responded positively to a Walden-led initiative to encourage corporate support of the Employment Non-Discrimination Act (ENDA, H.R. 2015), Federal legislation providing job protection for lesbian, gay, bisexual and transgender employees. Alberto Culver, BP, EMC and Goldman Sachs have written Congress to endorse ENDA. Walden was also pleased to write a letter commending General Mills for its testimony at a Committee on Education and Labor Subcommittee on Health, Employment, Labor and Pensions hearing in support of ENDA.
Walden continues to support the Toxic-Right-to-Know Protection Act (S. 595), legislation that would reverse recent Environmental Protection Agency rule changes that weakened public access to information on toxic chemical releases from thousands of facilities nationwide. In July, the bill passed 10-9 along partisan lines in the Senate’s Environmental and Public Works Committee and will next go before the full Senate.
The reinvigorated, violent military crackdown on pro-democracy demonstrators in Burma is a tragic reminder of continuing widespread human rights violations in that country. Walden expressed support for the Commonwealth of Massachusetts bill H. 2729, authorizing the State’s Pension Reserve to use shareholder leverage to encourage withdrawal of companies doing business in Burma and to suspend new investments until a democratically elected government is established.
Please feel free to contact Heidi Soumerai, Meredith Benton, or Tim Smith about the social performance of holdings and our shareholder activism program, respectively. Our email addresses follow the convention of firstinitiallastname@bostontrust.com as in hsoumerai@bostontrust.com.
The equities of the companies in bold-face in the above commentary were holdings of the Walden Funds as of September 30, 2007.
Portfolio holdings and percentages are as of September 30, 2007 and are subject to change.

Boston Trust Investment Management, Inc., a subsidiary of Boston Trust & Investment Management Company (BTIM) and an affiliate of Walden Asset Management (Walden) serves as investment adviser (the Adviser) to the Walden Social Balanced Fund and receives a fee for its services. Walden, a division of BTIM, performs shareholder advocacy, proxy voting, screening services, and other social initiatives for the Adviser and is paid a fee for these services by the Adviser.
Shares of the Fund are not deposits of, obligations of, or guaranteed by Boston Trust & Investment Management Company or its affiliates, nor are they federally insured by the FDIC. Investments in the Fund involve investment risks, including the possible loss of principal. Fund distributed by Foreside Distribution Services, L.P., Columbus, Ohio.
The foregoing information and opinions are for general information only. Boston Trust Funds and Boston Trust Investment Management, Inc do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

Walden Social Balanced Fund
Manager Commentary by Stephen Moody
Market and Performance	Walden Social Equity Fund
Review (unaudited)	Manager Commentary by Robert Lincoln
Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.
Financial Markets and Fund Performance
Global financial markets were wild over the summer, much more so than was implied by the rather tame third quarter stock and bond index returns. After closing at a new all-time high on July 19, 2007, the S&P 500 index dropped by roughly 10% in the weeks that followed, and then, before the end of the third quarter 2007, recovered most of the sudden decline. Foreign equities were even more volatile, going down more than the domestic market and recovering less. Such volatility was not limited to the stock market. Leveraged, higher risk, bond investment strategies proved particularly treacherous. Indeed, price gyrations among more speculative, high yield bonds made the fluctuation in equity values pale by comparison. The primary catalyst for the market sell-off, both domestically and globally were, as we all know, much greater than anticipated default rates among sub-prime mortgages in the United States.
Sub-prime mortgage assets first made news last winter when a few mortgage banks and brokers faced severe losses and liquidation, a hint of what was to come. By mid-July, however, it became obvious that the sub-prime credit problem, and its implications for the economy in general, was much more widespread. As the summer progressed, several large financial institutions announced asset writedowns in the billions of dollars, and many hedge funds, caught on the wrong side of the credit bet, incurred severe losses. A few needed to totally liquidate. Moreover, for several weeks before the Federal Reserve took action intended to restore stability, securing credit became a challenge for all except the most credit worthy borrowers. In the midst of the crisis, it was also virtually impossible to correctly value the sub-prime mortgage assets (and the related derivative securities) that populate the balance sheets of hundreds of financial institutions and hedge funds.
Walden Social Balanced Fund Market Performance and Summary
The Walden Social Balanced Fund unit value rose 8.71% after fees for the six-month period ended September 30, 2007, as compared with the 5.50% for the benchmark composite index which is comprised of 50% stocks, 40% bonds, and 10% in money market instruments, as represented by the Standard & Poor’s 500 Index1, the Lehman Brothers Government/Credit Index2, and the Citigroup 90-Day U.S. Treasury Bill, respectively.
Walden Social Equity Fund Market Performance and Summary
Much of the investor gloom about the economy that led to declines in both stock and bond prices during the second calendar quarter dissipated over the summer months and stock prices advanced. The Walden Social Equity Fund gained 11.13% after fees for the six-month period ended September 30, 2007, beating the Standard & Poor’s 500 Index1 which returned 8.44%.

Stephen Moody
Portfolio Manager
Boston Trust Investment Management, Inc.

Robert Lincoln
Portfolio Manager
Boston Trust Investment Management, Inc.

[1]	The S&P 500 Stock Index is unmanaged and generally representative of the U.S. stock market as a whole. Investors cannot invest directly in an index.

[2]	The Lehman Brothers U.S. Government/Credit Index is unmanaged index that includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issue debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). Also included are publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Walden Social Balanced Fund
Investment Performance (unaudited)	September 30, 2007
Fund Net Asset Value: $12.86
Gross Expense Ratio: 1.17%

			Annualized
	Quarter	Six Months	1 Year	5 Years	Since
	Ended	Ended	Ended	Ended	Inception
	9/30/07	9/30/07	9/30/07	9/30/07	June 20, 1999
Walden Social Balanced Fund*	3.96%	8.71%	12.62%	8.88%	4.70%
Lipper Mixed-Asset Target Allocation Growth Funds Average**	2.05%	6.51%	14.04%	12.20%	4.80%
Standard & Poor’s 500 Stock Index***	2.03%	8.44%	16.44%	15.45%	3.22%
Lehman Brothers Government/Credit Index	3.01%	2.51%	5.08%	4.16%	6.09%
Citigroup 90-Day U.S. Treasury Bills****	1.19%	2.44%	5.01%	2.83%	3.38%
Composite Index****,†	2.37%	5.50%	10.74%	9.69%	4.53%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.

*	Performance information is based on a Net Expense Ratio of 1.00%. The Net Expense Ratio reflects contractual fee waivers and expense reimbursements.

**	The since inception performance data is calculated from June 17, 1999.

***	The since inception performance data is calculated from June 18, 1999.

****	The since inception performance data is calculated from June 30, 1999.

The Fund’s performance is compared to the Standard & Poor’s 500 Stock Index, the Lehman Brothers Government/Credit Bond Index, the Lipper Mixed-Asset Target Allocation Growth Funds Average and the Citigroup 90-Day U.S. Treasury Bill Total Return Index.

The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of managed mutual funds whose primary objective is to maintain a mix of between 60%-80% equity securities with the remainder invested in bonds, cash and cash equivalents. The Standard & Poor’s 500 Stock Index is unmanaged an generally representative of the U.S. stock market. The Lehman Brothers Government/Credit Bond Index is generally representative of the performance of U.S. Treasury, U.S. government agency, and corporate debt securities. The Citigroup 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. All indices except the Lipper Mixed-Asset Target Allocation Growth Funds Average are unmanaged; they do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. The Lipper Average is an equally weighted index of the largest managed mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. Investors cannot invest directly in an index.

†	The Combined S&P 500 Index, Lehman Brothers U.S. Government/Credit Index and the Citigroup 90 Day U.S. Treasury Bill Index (the “Composite Index”) is comprised of a blend of the fifty percent of the S&P 500 Index, forty percent of the Lehman Brothers U.S. Government/Credit Index and ten percent of the Citigroup 90 Day U.S. Treasury Bill Index. The Composite Index is intended to provide a single benchmark that more accurately reflects the composition of securities held by the Boston Trust Social Balanced Fund. The individual performance of each index that comprises the Composite Index is detailed in the table above.

The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.
Walden Social Equity Fund
September 30, 2007
Fund Net Asset Value: $13.68
Gross Expense Ratio: 1.15%

			Annualized
	Quarter Ended	Six Months Ended	1 Year Ended	5 Years Ended	Since Inception
	9/30/07	9/30/07	9/30/07	9/30/07	June 20, 1999
Walden Social Equity Fund*	4.75%	11.13%	15.56%	12.61%	4.79%
Standard & Poor’s 500 Stock Index**	2.03%	8.44%	16.44%	15.45%	3.22%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.

*	Performance information is based on a Net Expense Ratio of 1.00%. The Net Expense Ratio reflects contractual fee waivers and expense reimbursements.

**	The performance data being shown for the S&P 500 is calculated from June 18, 1999.

The Fund’s performance is compared to the Standard & Poor’s 500 Stock Index, an unmanaged index of stocks which measure the asset-weighted performance of 500 stocks of large capitalization companies. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Walden Social Balanced Fund
Schedule of Portfolio Investments	September 30, 2007 (Unaudited)
 Common Stocks (72.2%)

Security Description	Shares	Value ($)
Communication Services (1.0%)
Verizon Communications, Inc.	7,900	349,812

Consumer Cyclicals (5.4%)
NIKE, Inc., Class B	7,000	410,620
Omnicom Group, Inc.	9,000	432,810
Staples, Inc.	17,000	365,330
Target Corp.	9,000	572,130

		1,780,890

Consumer Products (4.7%)
Costco Wholesale Corp.	7,500	460,275
PepsiCo, Inc.	7,000	512,820
Procter & Gamble Co.	8,000	562,720

		1,535,815

Consumer Staples (2.8%)
Colgate-Palmolive Co.	6,500	463,580
General Mills, Inc.	4,000	232,040
Walgreen Co.	5,000	236,200

		931,820

Energy (7.8%)
Apache Corp.	5,550	499,833
BG Group PLC, ADR	5,500	470,525
BP PLC, ADR	9,850	683,098
ConocoPhillips	5,400	473,958
Weatherford International Ltd.(a)	1,800	120,924
XTO Energy, Inc.	5,000	309,200

		2,557,538

Financial Services (11.3%)
American Express Co.	5,600	332,472
American International Group, Inc.	4,900	331,485
Bank of America Corp.	9,603	482,743
Comerica, Inc.	4,500	230,760
Northern Trust Corp.	5,700	377,739
State Street Corp.	6,300	429,408
T. Rowe Price Group, Inc.	11,000	612,590
The Goldman Sachs Group, Inc.	2,360	511,506
Wilmington Trust Corp.	11,000	427,900

		3,736,603

Health Care (12.5%)
Becton, Dickinson & Co.	4,000	328,200
C.R. Bard, Inc.	4,000	352,760
Dentsply International, Inc.	7,000	291,480
Johnson & Johnson, Inc.	7,000	459,900
Medtronic, Inc.	11,000	620,510
Novartis AG, ADR	7,500	412,200
Quest Diagnostics, Inc.	4,000	231,080
Rouche Holdings Ltd.	5,000	451,763
Teva Pharmaceutical Ltd., ADR	6,000	266,820
UnitedHealth Group, Inc.	4,000	193,720
Waters Corp.(a)	4,000	267,680
Zimmer Holdings, Inc.(a)	2,850	230,822

		4,106,935

Industrial Materials (3.9%)
Air Products & Chemicals, Inc.	4,100	400,816
AptarGroup, Inc.	9,000	340,830
Sigma-Aldrich Corp.	11,000	536,140

		1,277,786

Industrial Products and Services (11.8%)
3M Co.	7,000	655,060
Donaldson Co., Inc.	9,000	375,840

	Shares or
	Principal
Security Description	Amount($)	Value ($)
Emerson Electric Co.	13,000	691,860
Expeditors International of Washington, Inc.	4,800	227,040
FedEx Corp.	3,000	314,250
Illinois Tool Works, Inc.	12,000	715,680
United Parcel Service, Inc., Class B	6,000	450,600
W.W. Grainger, Inc.	4,900	446,831

		3,877,161

Technology (11.0%)
Amdocs Ltd.(a)	3,000	111,570
Cisco Systems, Inc.(a)	16,000	529,760
Citrix Systems, Inc.(a)	3,400	137,088
EMC Corp.(a)	30,000	624,000
Microsoft Corp.	18,750	552,375
Nokia Corp., ADR	17,000	644,810
Nvidia Corp.(a)	4,950	179,388
SAP AG, ADR	7,000	410,690
Texas Instruments, Inc.	8,000	292,720
VeriFone Holdings, Inc.(a)	2,900	128,557

		3,610,958

TOTAL COMMON STOCKS (Cost $18,261,532)		23,765,318

Corporate Bonds (0.9%)

Health Care (0.9%)
Abbott Laboratories, 5.60%, 5/15/11	$300,000	305,812

TOTAL CORPORATE BONDS (Cost $304,389)		305,812

U.s. Government Agency Obligations (24.4%)

Federal Farm Credit Bank
6.00%, 3/7/11	500,000	524,526
5.25%, 6/29/15	250,000	256,195
Federal Home Loan Bank
3.50%, 11/15/07	500,000	499,069
4.63%, 2/8/08	700,000	699,264
4.63%, 11/21/08	500,000	500,572
5.00%, 12/12/08	1,000,000	1,005,686
5.00%, 2/4/09	500,000	503,432
5.25%, 6/12/09	1,000,000	1,013,355
3.75%, 8/18/09	500,000	494,546
4.38%, 3/17/10	700,000	700,031
5.00%, 12/21/15	700,000	705,529
Government National Mortgage Association
6.50%, 2/15/32	13,748	14,086
6.50%, 5/15/32	106,225	108,837
6.00%, 7/15/34	176,845	178,013
6.00%, 10/15/36	257,950	259,653
Housing and Urban Development
7.50%, 8/1/11	200,000	211,080
U.S. Treasury Inflation Protected Bonds
3.48%, 7/15/12	300,000	361,364

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $7,988,883)		8,035,238

Certificates Of Deposit (0.8%)

1st Delta Federal Credit Union, 3.50%, 1/9/09	25,000	25,000
Albina Community BankCorp, 3.59%, 3/15/08	25,000	25,000
Central Appalachian Peoples Federal Credit Union, 4.00%, 3/14/09	25,000	25,000
Continued

Walden Social Balanced Fund
Schedule of Portfolio Investments	September 30, 2007 (Unaudited)
 Certificates Of Deposit, continued

	Principal
Security Description	Amount ($)	Value ($)
Community Capital Bank, 3.80%, 7/20/08	50,000	50,000
Delta Bank and Trust Co., 2.75%, 10/6/07	25,000	25,000
Elk Horn Bank, 3.75%, 3/14/08	25,000	25,000
Shorebank Pacific Bank, 5.00%, 5/10/08	50,000	50,000
Vermont Development Credit, 3.75%, 7/13/09	50,000	50,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $275,000)		275,000

Investment Company (1.0%)

Victory Institutional Money Market, Investor Shares	311,509	311,509

TOTAL INVESTMENT COMPANIES (Cost $311,509)		311,509

TOTAL INVESTMENTS (Cost$27,141,313) — 99.3%		32,692,877
Other assets in excess of liabilities — 0.7%		216,983

NET ASSETS — 100.0%		$32,909,860

(a)	Non-income producing security

ADR	American Depositary Receipt
See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund
 Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

Assets:
Investments, at value (cost $27,141,313)		$32,692,877
Interest and dividends receivable		107,435
Receivable for capital shares issued		1,841
Receivable for investments sold		340,641
Receivable from adviser		2,870
Prepaid expenses and other assets		6,867

Total Assets		33,152,531

Liabilities:
Payable for investments purchased	207,337
Payable for capital shares redeemed	25
Accrued expenses and other liabilities:
Investment adviser	19,752
Chief compliance officer	262
Administration	942
Custodian	2,015
Transfer agent	3,002
Trustee	330
Other	9,006

Total Liabilities		242,671

Net Assets		$32,909,860

Composition of Net Assets:
Capital		$25,905,171
Accumulated net investment income		352,275
Accumulated net realized gains from investment transactions		1,100,850
Unrealized appreciation from investments		5,551,564

Net Assets		$32,909,860

Shares outstanding (par value $0.001, unlimited number of shares authorized)		2,560,019

Net Asset Value, Offering Price and Redemption Price per share		$12.86

 Statement of Operations
For the six months ended September 30, 2007 (Unaudited)

Investment Income:
Interest		$193,295
Dividends		192,869

Total Investment Income		386,164

Expenses:
Investment adviser	117,130
Accounting	2,132
Administration	31,235
Trustee	2,274
Custodian	4,488
Transfer agency	9,002
Chief compliance officer	1,228
Other	13,624

Total expenses before fee reductions		181,113
Fees voluntarily reduced by the administrator		(8,734)
Fees contractually reduced by the investment adviser		(16,544)

Net Expenses		155,835

Net Investment Income		230,329

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions		607,917
Change in unrealized appreciation/depreciation from investments		1,760,994

Net realized/unrealized gains from investments		2,368,911

Change in net assets from operations		$2,599,240

See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund
 Statements of Changes in Net Assets

	For the
	six months ended	For the year ended
	September 30, 2007	March 31, 2007
	(Unaudited)
Investment Activities:
Operations:
Net investment income	$230,329	$448,189
Net realized gains from investment transactions	607,917	882,424
Change in unrealized appreciation/depreciation from investments	1,760,994	117,273

Change in net assets from operations	2,599,240	1,447,886

Dividends:
Net investment income	—	(421,442)
Net realized gains from investment transactions	—	(365,857)

Change in net assets from shareholder dividends	—	(787,299)

Capital Share Transactions:
Proceeds from shares issued	2,001,271	1,835,914
Dividends reinvested	—	780,689
Cost of shares redeemed	(1,334,936)	(3,354,627)

Change in net assets from capital share transactions	666,335	(738,024)

Change in net assets	3,265,575	(77,437)

Net Assets:
Beginning of year	29,644,285	29,721,722

End of year	$32,909,860	$29,644,285

Share Transactions:
Issued	162,687	157,608
Reinvested	—	66,160
Redeemed	(107,596)	(286,504)

Change in shares	55,091	(62,736)

Accumulated net investment income	$352,275	$121,946

See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund
 Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the six		For the year	For the year	For the year	For the year	For the year
	months ended		ended	ended	ended	ended	ended
	September 30,		March 31,	March 31,	March 31,	March 31,	March 31,
	2007		2007	2006	2005	2004	2003
	(Unaudited)
Net Asset Value, Beginning of Period	$11.83		$11.58	$11.08	$10.71	$9.13	$10.22

Investment Activities:
Net investment income	0.09		0.18	0.18	0.13	0.13	0.18
Net realized and unrealized gains (losses) from investments	0.94		0.38	0.49	0.37	1.59	(1.10)

Total from investment activities	1.03		0.56	0.67	0.50	1.72	(0.92)

Dividends:
Net investment income	—		(0.17)	(0.17)	(0.13)	(0.14)	(0.17)
Net realized gains from investments	—		(0.14)	—	—	—	—

Total Dividends	—		(0.31)	(0.17)	(0.13)	(0.14)	(0.17)

Net Asset Value, End of Period	$12.86		$11.83	$11.58	$11.08	$10.71	$9.13

Total Return	8.71	%(a)	4.85%	6.06%	4.62%	18.91%	(9.00)%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$32,910		$29,644	$29,722	$28,121	$24,410	$18,528
Ratio of net expenses to average net assets	1.00	%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.47	%(b)	1.52%	1.49%	1.26%	1.38%	1.95%
Ratio of expenses to average net assets (c)	1.16	%(b)	1.17%	1.18%	1.26%	1.26%	1.26%
Portfolio turnover	21.51	%(a)	28.57%	41.14%	21.15%	26.47%	40.07%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Walden Social Equity Fund
Schedule of Portfolio Investments	September 30, 2007 (Unaudited)
 Common Stocks (99.1%)

Security Description	Shares	Value ($)
Communication Services (2.1%)
Idearc, Inc.	750	23,602
Verizon Communications, Inc.	25,000	1,107,000

		1,130,602

Consumer Cyclicals (7.6%)
NIKE, Inc., Class B	20,000	1,173,200
Omnicom Group, Inc.	12,000	577,080
Staples, Inc.	37,500	805,875
Target Corp.	16,000	1,017,120
The McGraw-Hill Cos., Inc.	10,000	509,100

		4,082,375

Consumer Products (7.9%)
Costco Wholesale Corp.	20,000	1,227,400
PepsiCo, Inc.	16,000	1,172,160
Procter & Gamble Co.	16,000	1,125,440
Sysco Corp.	20,000	711,800

		4,236,800

Consumer Staples (4.9%)
Colgate-Palmolive Co.	16,000	1,141,120
General Mills, Inc.	12,000	696,120
Walgreen Co.	16,000	755,840

		2,593,080

Energy (10.8%)
Apache Corp.	15,000	1,350,900
BG Group PLC, ADR	14,000	1,197,700
BP PLC, ADR	15,000	1,040,250
ConocoPhillips	12,000	1,053,240
XTO Energy, Inc.	18,000	1,113,120

		5,755,210

Financial Services (14.7%)
American Express Co.	17,000	1,009,290
American International Group, Inc.	14,000	947,100
Bank of America Corp.	12,000	603,240
Broadridge Finanial Solutions	3,000	56,850
Cincinnati Financial Corp.	14,845	642,937
Commerce Bancshares, Inc.	10,963	503,092
Northern Trust Corp.	14,000	927,780
State Street Corp.	10,000	681,600
T. Rowe Price Group, Inc.	24,000	1,336,560
The Goldman Sachs Group, Inc.	3,000	650,220
Wilmington Trust Corp.	13,100	509,590

		7,868,259

Health Care (16.4%)
Becton, Dickinson & Co.	7,000	574,350
C.R. Bard, Inc.	9,000	793,710
Dentsply International, Inc.	16,000	666,240
Johnson & Johnson, Inc.	17,000	1,116,900
Medtronic, Inc.	20,000	1,128,200
Novartis AG, ADR	15,000	824,400
Quest Diagnostics, Inc.	10,000	577,700
Rouche Holdings Ltd.	7,000	632,469
Stryker Corp.	10,000	687,600
Teva Pharmaceutical Ltd., ADR	15,000	667,050
UnitedHealth Group, Inc.	12,000	581,160
Zimmer Holdings, Inc.(a)	6,500	526,435

		8,776,214

	Shares or
	Principal
Security Description	Amount ($)	Value ($)
Industrial Materials (5.3%)
Air Products & Chemicals, Inc.	9,000	879,840
AptarGroup, Inc.	20,000	757,400
Sigma-Aldrich Corp.	24,000	1,169,760

		2,807,000

Industrial Products and Services (15.4%)
3M Co.	13,000	1,216,540
Carlisle Cos., Inc.	15,000	729,000
Donaldson Co., Inc.	20,000	835,200
Emerson Electric Co.	25,000	1,330,500
Expeditors International of Washington, Inc.	12,000	567,600
Illinois Tool Works, Inc.	23,000	1,371,720
United Parcel Service, Inc., Class B	14,000	1,051,400
W.W. Grainger, Inc.	12,000	1,094,280

		8,196,240

Technology (14.0%)
Amdocs Ltd.(a)	7,000	260,330
Cisco Systems, Inc.(a)	30,000	993,300
Citrix Systems, Inc.(a)	8,000	322,560
EMC Corp.(a)	50,000	1,040,000
Microsoft Corp.	40,000	1,178,400
Nokia Corp., ADR	40,000	1,517,200
Nvidia Corp.(a)	10,500	380,520
SAP AG, ADR	15,000	880,050
Texas Instruments, Inc.	16,000	585,440
VeriFone Holdings, Inc.(a)	6,500	288,145

		7,445,945

TOTAL COMMON STOCKS (Cost $39,147,518)		52,891,725

Investment Company (0.9%)

Victory Institutional Money Market, Investor Shares	$501,148	501,148

TOTAL INVESTMENT COMPANIES (Cost $501,148)		501,148

TOTAL INVESTMENTS (Cost $39,648,666) — 100.0%		53,392,873
Liabilities in excess of other assets — 0.0%		(9,572)

NET ASSETS — 100.0%		$53,383,301

(a)	Non-income producing security

ADR	American Depositary Receipt
See Notes to Financial Statements

Financial Statements	Walden Social Equity Fund
 Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

Assets:
Investments, at value (cost $39,648,666)		$53,392,873
Interest and dividends receivable		34,852
Receivable for capital shares issued		1,411
Prepaid expenses and other assets		8,507

Total Assets		53,437,643

Liabilities:
Payable for capital shares redeemed	6,397
Accrued expenses and other liabilities:
Investment adviser	27,099
Chief compliance officer	462
Administration	1,524
Custodian	2,741
Transfer agent	1,738
Trustee	513
Other	13,868

Total Liabilities		54,342

Net Assets		$53,383,301

Composition of Net Assets:
Capital		$37,928,156
Accumulated net investment income		246,960
Accumulated net realized gains from investment transactions		1,463,978
Unrealized appreciation from investments		13,744,207

Net Assets		$53,383,301

Shares outstanding (par value $0.001, unlimited number of shares authorized)		3,902,762

Net Asset Value, Offering Price and Redemption Price per share		$13.68

 Statement of Operations
For the six months ended September 30, 2007 (Unaudited)

Investment Income:
Dividends		$404,977

Total Investment Income		404,977

Expenses:
Investment adviser	194,325
Accounting	1,333
Administration	51,820
Trustee	3,735
Custodian	6,849
Transfer agency	20,158
Chief compliance officer	2,114
Other	19,678

Total expenses before fee reductions		300,012
Fees voluntarily reduced by the administrator		(14,510)
Fees contractually reduced by the investment adviser		(27,005)

Net Expenses		258,497

Net Investment Income		146,480

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions		1,178,145
Change in unrealized appreciation/ depreciation from investments		4,140,197

Net realized/unrealized gains from investments		5,318,342

Change in net assets from operations		$5,464,822

See Notes to Financial Statements.

Financial Statements	Walden Social Equity Fund
 Statements of Changes in Net Assets

	For the
	six months ended	For the year ended
	September 30, 2007	March 31, 2007
	(Unaudited)
Investment Activities:
Operations:
Net investment income	$146,480	$333,713
Net realized gains from investment transactions	1,178,145	1,543,009
Change in unrealized appreciation/depreciation from investments	4,140,197	735,704

Change in net assets from operations	5,464,822	2,612,426

Dividends:
Net investment income	—	(337,003)
Net realized gains from investment transactions	—	(1,508,255)

Change in net assets from shareholder dividends	—	(1,845,258)

Capital Share Transactions:
Proceeds from shares issued	1,996,132	6,458,508
Dividends reinvested	—	1,806,032
Cost of shares redeemed	(3,950,353)	(7,870,614)

Change in net assets from capital share transactions	(1,954,221)	393,926

Change in net assets	3,510,601	1,161,094

Net Assets:
Beginning of year	49,872,700	48,711,606

End of year	$53,383,301	$49,872,700

Share Transactions:
Issued	154,358	522,098
Reinvested	—	146,951
Redeemed	(303,306)	(644,853)

Change in shares	(148,948)	24,196

Accumulated net investment income	$246,960	$100,480

See Notes to Financial Statements

Financial Statements	Walden Social Equity Fund
 Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the six		For the year	For the year	For the year	For the year	For the year
	months ended		ended	ended	ended	ended	ended
	September 30,		March 31,	March 31,	March 31,	March 31,	March 31,
	2007		2007	2006	2005	2004	2003
	(Unaudited)
Net Asset Value, Beginning of Period	$12.31		$12.09	$11.34	$10.85	$8.24	$10.26

Investment Activities:
Net investment income	0.04		0.07	0.09	0.08	0.04	0.04
Net realized and unrealized gains (losses) from investments	1.33		0.61	0.74	0.48	2.61	(2.02)

Total from investment activities	1.37		0.68	0.83	0.56	2.65	(1.98)

Dividends:
Net investment income	—		(0.08)	(0.08)	(0.07)	(0.04)	(0.04)
Net realized gains from investments	—		(0.38)	—	—	—	—

Total Dividends	—		(0.46)	(0.08)	(0.07)	(0.04)	(0.04)

Net Asset Value, End of Period	$13.68		$12.31	$12.09	$11.34	$10.85	$8.24

Total Return	11.13	%(a)	5.62%	7.32%	5.18%	32.14%	(19.34)%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$53,383		$49,873	$48,712	$45,287	$40,446	$26,450
Ratio of net expenses to average net assets	1.00	%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.57	%(b)	0.68%	0.70%	0.75%	0.45%	0.48%
Ratio of expenses to average net assets (c)	1.16	%(b)	1.15%	1.12%	1.15%	1.16%	1.18%
Portfolio turnover	24.91	%(a)	25.50%	29.11%	15.89%	22.33%	16.10%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Notes to Financial Statements	September 30, 2007 (Unaudited)
1.	Organization:

The Coventry Group (the “Group”) was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Group contains the following Boston Trust Funds and Walden Funds (individually a “Fund,” collectively the “Funds”):

Fund	Short Name
Boston Trust Balanced Fund	Balanced Fund
Boston Trust Equity Fund	Equity Fund
Boston Trust Small Cap Fund	Small Cap Fund
Boston Trust Midcap Fund	Midcap Fund
Walden Social Balanced Fund	Social Balanced Fund
Walden Social Equity Fund	Social Equity Fund
Financial statements for all other series of the Group are published separately.

Under the Group’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group enters into contracts with their vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation:

The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, the prices are stale, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith using procedures approved by the Group’s Board of Trustees.

Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group’s Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

The Group also may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Group’s Board of Trustees.

Investments in money market funds and other registered investment companies are valued at net asset value per share.

New Accounting Pronouncements:

On July 13, 2006 the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”), “Accounting for the Uncertainty of Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 and has concluded that there was no impact to the Funds’ financial statements as of September 30, 2007. The adoption of FIN 48 requires ongoing monitoring and analysis. Future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
Continued

Notes to Financial Statements	September 30, 2007 (Unaudited)
Security Transactions and Related Income:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses:

Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Funds. Dividends from net realized gains, if any, are declared and distributed at least annually by the Funds.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

3.	Related Party Transactions:

Investment Adviser:

The Funds and Boston Trust Investment Management, Inc. (the “Adviser”) are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates before contractual waivers (see below):

Fund	Fee Rate
Balanced Fund	0.75%
Equity Fund	0.75
Small Cap Fund	0.75
Midcap Fund	0.75
Social Balanced Fund	0.75
Social Equity Fund	0.75
Administration:

Effective August 1, 2007, BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or the “Administrator”), the Fund’s administrator, was re-named Citi Fund Services Ohio, Inc. (“CFSO”) following the acquisition of The BISYS Group, Inc., the parent company of BISYS Ohio, by a subsidiary of Citibank N.A. (“Citi”).

Prior to August 1, 2007, BISYS Ohio, a wholly owned subsidiary of the BISYS Group, Inc. served the Funds as administrator. Certain officers and trustees of the Group were affiliated with BISYS Ohio and such officers currently are affiliated with CFSO. Such persons were paid no fees directly by the Funds for serving as officers of the Group. Under the terms of the administration agreement, BISYS Ohio received, and CFSO receives, an annual fee before voluntary fee reductions, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.20%.

Under a Compliance Services Agreement between the Funds and BISYS Ohio (the “CCO Agreement”), BISYS Ohio, and now CFSO, made an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, BISYS Ohio also provided infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS Ohio and CFSO $13,650 for the six months ended September 30, 2007, plus certain out of pocket expenses. BISYS Ohio and CFSO paid the salary and other compensation earned by any such individuals as employees of BISYS Ohio and CFSO.

Distribution:

Foreside Distribution Services, L.P., (“Foreside”), a wholly owned subsidiary of Foreside Financial Group, LLC, serves as the Funds’ distribution agent.

Prior to August 1, 2007, BISYS Fund Services Limited Partnership (“BISYS”) served as principal underwriter and distributor of the Funds’ shares. Effective August 1, 2007, the Board of Trustees of the Funds approved a new distribution agreement with Foreside, under which Foreside assumed certain services previously performed by BISYS. Foreside is not affiliated with Citi, CFSO or Boston Trust Investment Management, Inc., the Funds’ adviser.

Custodian, Transfer Agency, and Fund Accounting:

Boston Trust & Investment Management Company acts as the Funds’ custodian and transfer agent. Under the custody agreement, Boston Trust & Investment Management Company receives an annual fee computed daily and paid monthly based on the average daily net assets of each Fund. Boston Trust & Investment Management Company receives a fixed fee accrued daily and paid monthly for its services as the transfer agent. CSFO provides fund accounting services for the Funds. For these services to the Funds, CSFO receives an annual fee accrued daily and paid monthly.

Effective August 1, 2007, BISYS Ohio, the Fund’s fund accounting agent, was re-named Citi Fund Services Ohio, Inc. (“CFSO”) following the acquisition of The BISYS Group, Inc., the parent company of BISYS Ohio, by a subsidiary of Citibank N.A. (“Citi”).
Continued

Notes to Financial Statements	September 30, 2007 (Unaudited)
Fee Reductions:

The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit each Fund’s aggregate annual operating expenses to 1.00% (1.25% for the Boston Trust Small Cap Fund) of the average daily net assets of each Fund. Any such reductions made by the Adviser in its fees or in the payment or reimbursement of expenses that are a Fund’s obligation may be subject to repayment by the Fund within three years provided the Fund receiving the reduction, payment or reimbursement is able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the six months ended September 30, 2007, the Adviser reimbursed fees in the amount of $12,815, $11,156, $0, $370, $16,544 and $27,005 for the Balanced Fund, Equity Fund, Small Cap Fund, Midcap Fund, Social Balanced Fund and Social Equity Fund respectively. As of September 30, 2007, the Adviser may recoup $100,091, $84,121, $25,723, $370, $109,821 and $125,148 from the Funds as follows:

Fund	Amount	Expires
Balanced Fund	$25,748	2008
	41,828	2009
	19,700	2010
	12,815	2011
Equity Fund	17,397	2008
	26,932	2009
	28,636	2010
	11,156	2011
Small Cap Fund	6,048	2009
Midcap Fund	370	2011
Social Balanced Fund	20,565	2008
	38,056	2009
	34,656	2010
	16,544	2011
Social Equity Fund	20,325	2008
	32,149	2009
	45,669	2010
	27,005	2011
	19,675	2010
CFSO has agreed to reduce its administrative fees. For the six months ended September 30, 2007, CFSO (f/k/a BISYS Ohio) voluntarily waived fees in the amount of $50,328, $18,322, $7,984, $112, $8,734 and $14,510 for the Balanced Fund, Equity Fund, Small Cap Fund, Midcap Fund, Social Balanced Fund and Social Equity Fund respectively.

4.	Conversion of Common Trust Fund:

On September 24, 2007, net assets of certain common trust fund managed by Boston Trust & Investment Management Company were exchanged in a tax-free conversion for Institutional shares of the corresponding Boston Trust Fund. The following is a summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation/depreciation of assets acquired as of the conversion date:

			Net Asset
	Shares	Net Assets	Value Per	Unrealized
September 24, 2007	Issued	Converted	Share Issued	Appreciation
Boston Trust Midcap Fund	1,330,441	$13,304,459	$10.00	$4,472,664
5.	Purchases and Sales of Securities:

Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the six months ended September 30, 2007, totaled:

Fund	Purchases	Sales
Balanced Fund	$18,500,830	$19,087,611
Equity Fund	10,820,810	8,716,655
Small Cap Fund	12,584,486	2,835,703
Midcap Fund	50,028	56,226
Social Balanced Fund	7,306,807	6,495,895
Social Equity Fund	12,681,153	13,861,388
6.	Federal Income Tax Information:

At September 30, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

Balanced Fund	$133,052,658	$58,503,407	$(1,728,991)	$56,774,416
Equity Fund	44,243,874	26,234,165	(742,988)	25,491,177
Small Cap Fund	27,148,324	6,013,934	(1,072,855)	4,941,079
Midcap Fund	9,318,829	4,803,992	(110,508)	4,693,484

Social Balanced Fund	27,141,313	5,655,969	(104,405)	5,551,564
Social Equity Fund	39,6682,028	14,059,934	(349,089)	13,710,845

Notes to Financial Statements	September 30, 2007 (Unaudited)
The tax character of distributions paid during the fiscal year ended March 31, 2007 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]

Balanced Fund	$2,331,846	$7,357,577	$9,689,423	$—	$9,689,423
Equity Fund	337,514	1,077,222	1,414,736	—	1,414,736
Small Cap Fund	28,154	316,594	344,748	—	344,748

Social Balanced Fund	431,437	355,862	787,299	—	787,299
Social Equity Fund	527,458	1,317,800	1,845,258	—	1,845,258

[1]	Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.
(Continued)

Supplementary Information	September 30, 2007 (Unaudited)
Table of Shareholder Expenses:
As a shareholder of the Boston Trust Funds, you incur the following costs: ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust Funds and Walden Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 through September 30, 2007.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period*	Expense Ratio During Period
	4/1/07	9/30/07	4/1/07 - 9/30/07	4/1/07 - 9/30/07

Balanced Fund	$1,000.00	$1,102.10	$5.27	1.00%
Equity Fund	1,000.00	1,122.20	5.32	1.00%
Small Cap Fund	1,000.00	1,082.30	5.53	1.06%

Social Balanced Fund	1,000.00	1,087.10	5.23	1.00%
Social Equity Fund	1,000.00	1,111.30	5.29	1.00%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Boston Trust Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that apear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period*	Expense Ratio During Period
	4/1/07	9/30/07	4/1/07 - 9/30/07	4/1/07 - 9/30/07

Balanced Fund	$1,000.00	$1,020.05	$5.06	1.00%
Equity Fund	1,000.00	1,020.05	5.06	1.00%
Small Cap Fund	1,000.00	1,019.75	5.37	1.06%

Social Balanced Fund	1,000.00	1,020.05	5.06	1.00%
Social Equity Fund	1,000.00	1,020.05	5.06	1.00%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
Continued

Supplementary Information	September 30, 2007 (Unaudited)
Tabular Summary of Schedules of Investments:
The Boston Trust Funds invested, as a percentage of total portfolio investments, in the following industries as of September 30, 2007.
Boston Trust Balanced Fund

Percentage of Total
Security Allocation for the Schedule of Investments	Portfolio Investments

U.S. Government Obligations	22.1%
Industrial Products and Services	12.6%
Financial Services	10.4%
Health Care	10.4%
Technology	9.1%
Energy	9.1%
Consumer Products	9.0%
Consumer Cyclicals	5.9%
Investment Companies	4.6%
Industrial Materials	4.3%
Communication Services	1.5%
Corporate Bonds	1.0%

Total	100.0%

Boston Trust Small Cap Fund

Percentage of Total
Security Allocation for the Schedule of Investments	Portfolio Investments

Information Technology	17.3%
Financial Services	16.5%
Industrial Products & Sercives	15.5%
Consumer Discretionary	15.3%
Health Care	13.6%
Energy	5.6%
Industrial Materials	5.2%
Consumer Products	5.0%
Utilities	4.4%
Investment Companies	1.6%

Total	100.0%

Boston Trust Equity Fund

Percentage of Total
Security Allocation for the Schedule of Investments	Portfolio Investments

Industrial Products and Services	18.2%
Financial Services	13.9%
Health Care	13.4%
Energy	12.5%
Technology	12.0%
Consumer Products	12.0%
Consumer Cyclicals	8.0%
Industrial Materials	5.9%
Communication Services	2.2%
Investment Companies	1.7%
Utilities	0.2%

Total	100.0%

Boston Trust Midcap Fund

Percentage of Total
Security Allocation for the Schedule of Investments	Portfolio Investments

Industrial Products and Services	20.1%
Health Care	15.7%
Financial Services	15.5%
Information Technology	12.6%
Consumer Discretionary	9.5%
Industrial Materials	7.5%
Consumer Products	6.4%
Energy	4.8%
Investment Companies	4.5%
Utilities	2.2%
Telecommunication	1.2%

Total	100.0%

The Boston Trust (Walden) Funds invested, as a percentage of total portfolio investments, in the following industries as of September 30, 2007.
Walden Social Balanced Fund

Percentage of Total
Security Allocation for the Schedule of Investments	Portfolio Investments

U.S. Government Obligations	24.6%
Health Care	13.5%
Industrial Products and Services	11.9%
Financial Services	11.4%
Technology	11.0%
Energy	7.8%
Consumer Cyclicals	5.4%
Consumer Products	4.7%
Industrial Materials	3.9%
Consumer Staples	2.9%
Communication Services	1.2%
Investment Companies	0.9%
Certificates of Deposit	0.8%

Total	100.0%

Walden Social Equity Fund

Percentage of Total
Security Allocation for the Schedule of Investments	Portfolio Investments

Health Care	16.4%
Industrial Products and Services	15.4%
Financial Services	14.7%
Technology	14.0%
Energy	10.8%
Consumer Products	7.9%
Consumer Cyclicals	7.6%
Industrial Materials	5.3%
Consumer Staples	4.9%
Communication Services	2.1%
Investment Companies	0.9%

Total	100.0%

Other Information:
A description of the policies and procedures that the Funds’ use to determine how to vote proxies related to portfolio securities is available (I) without charge, upon request, by calling 1-800-282-8782 ext. 7050, (ii) on the Securities and Exchange Commission’s (the “Commission”) web-site at http://www.sec.gov and (iii) on the Funds’ website at www.btim.com.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, (ii) on the Commission’s website at http://www.sec.gov and (iii) on the Funds’ website at www.btim.com.
The Funds file complete schedules of portfolio holdings for each Fund with the Commission for the first and third quarters of each fiscal year of Form N-Q. The Funds’ Form N-Q is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available upon request without charge.

Supplementary Information	September 30, 2007 (Unaudited)
Statement Regarding the Basis for the Approval of an Investment Advisory Agreement between the Boston Trust Midcap Fund and Boston Trust Investment Management, Inc.
Section 15 (c) of the Investment Company Act of 1940 (the “1940 Act”) requires that the selection of an investment adviser and the contractual terms of the agreement with the investment adviser be approved by the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” as that term is defined in the 1940 Act, at an in-person meeting. It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the proposed investment advisory relationship and to determine whether the agreement would be fair to, and in the best interests of, a fund and its shareholders. The Board considered the appointment of Boston Trust Investment Management, Inc. (the “Adviser”) as investment adviser to the Boston Trust Midcap Fund (the “Fund”) at an in-person meeting held on August 16, 2007. The Board considered and evaluated all factors which it considered material including, but not limited to, the following: (i) the investment performance of a common trust fund (“CTF”) managed by the Adviser that was scheduled to merge with and into the Fund; (ii) the nature, extent and quality of the services to be provided by the Adviser to the Fund; (iii) the cost of the services to be provided by the Adviser and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of Fund shareholders; (v) the advisory fees paid by comparable funds advised by the Adviser or by a different investment adviser (a “Peer Group”); (vi) the Fund’s estimated expense ratio and the expense ratio of the Peer Group; and (vii) the effect of any fee waivers and expense reimbursements made by the Adviser.
At the in-person meeting, the Board engaged in a thorough consideration of the factors mentioned above. The Board gave careful consideration to the nature, extent and quality of the services to be provided by the Adviser. In its deliberations, the Board reviewed the organizational structure of the Adviser and its parent company and the resources of the Adviser, noting that the Adviser employs investment professionals, including analysts and portfolio managers, with an average of over 20 years of industry experience. In addition, the Board noted that the Adviser manages over $4 billion in assets, including five other funds in the Group. Additionally, the Board considered and relied upon information about the Adviser that it had received throughout the year as part of its ongoing oversight of the other funds managed by the Adviser. The Board concluded that the depth of the Adviser’s resources gives reasonable assurances that it will be able to provide high-quality management and reporting services for the benefit of the Fund and it shareholders.
The Board next gave consideration to the investment performance of the CTF by reviewing both long-term and short-term investment performance relative to the Russell Midcap Index. As part of its deliberations, the Board concluded that the CTF, while not consistently outperforming the index in every period, did outperform the index during the 10-year period. The Board concluded that historical performance of the CTF was reasonable.
Turning to the proposed advisory fee and expense ratio for the Fund, the Board reviewed a comparative analysis of advisory fees and expense ratios based on publicly available data for a Peer Group. The Board considered the advisory fee on a stand-alone basis and in concert with the Expense Limitation Agreement between the Adviser and the Fund under which the Adviser would waive fees and/or reimburse expenses to the extend necessary to limit Fund operating expenses to 1.00%. While the average advisory fee for the Peer Group was slightly lower than the proposed fee for the Fund, the proposed advisory fee, as well as the proposed expense ratio, was within the range of advisory fees for the Peer Group. The Board then compared the proposed advisory fee and expense ratio with those of other mutual funds managed by the Adviser, concluding that the proposed advisory fee and the expense ratio, both before and after fee waivers and expense reimbursements, were consistent with those of other funds managed by the Adviser. The Board concluded that the proposed advisory fee was fair and reasonable.
Next, in considering the costs of the services to be provided and the profits to be realized by the Adviser, the Board reviewed the Adviser’s operating statements for the period ended June 30, 2007. The Board noted that the Adviser’s relationship with the Fund was unlikely to be profitable due to the small size of the Fund and the Adviser’s commitments under the Expense Limitation Agreement. Consequently, the Board concluded that economies of scale were not likely to be realized until the Fund grew substantially. The Board noted that the Adviser would consider advisory fee breakpoints in the future, but did not think that current economics made fee breakpoints possible at this time.
In reaching its conclusion with respect to the approval of the Investment Advisory Agreement, the Board of Trustees did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced their decision-making process. The Board did, however, identify the commitment of the Adviser to the successful operation of the Fund. The Board took notice of the fact that the Adviser has entered into an Expense Limitation Agreement with respect to the Fund pursuant to which total operating expenses of the Fund would be limited to 1.00% of the Fund’s average daily net assets, which the Board noted benefits shareholders in the Fund. The Trustees took further notice of the fact that the Adviser has undertaken to continue the Expense Limitation Agreement for the current fiscal year. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were fair and reasonable and the Board voted to approve the Investment Advisory Agreement.

This page intentionally left blank.

Investment Adviser
Boston Trust Investment Management, Inc.
One Beacon Street
Boston, MA 02108
Custodian and Transfer Agent
Boston Trust & Investment Management Company
One Beacon Street
Boston, MA 02108
Administrator
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219
Distributor
Foreside Distribution Services, L.P.
100 Summer Street
Boston, MA 02110
Independent Registered Public Accounting Firm
Ernst & Young, LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215
Legal Counsel
Thompson Hine LLP
10 West Broad Street, Suite 700
Columbus, OH 43215
This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.
Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.
11/07

PathMaster™

Domestic Equity Fund

Semi-Annual Report
September 30, 2007
(Unaudited)

Semi-Annual Report
September 30, 2007
Table of Contents	(Unaudited)

PathMaster Domestic Equity Fund
Schedule of Portfolio Investments	1
Financial Statements	2
Financial Highlights	4
Notes to Financial Statements	5

Additional Information	8

PathMaster Domestic Equity Fund
Schedule of Portfolio Investments	September 30, 2007 (Unaudited)

	Shares/Principal
	Amount ($)	Value ($)
Exchange Traded Mutual Funds (99.4%)
iShares Russell 1000® Growth Index Fund	97,043	5,979,789
iShares Russell 1000® Value Index Fund	74,935	6,442,162
iShares Russell 2000® Value Index Fund	22,474	1,723,756
iShares Russell 3000® Index Fund	3,223	283,173
iShares Russell Midcap® Growth Index Fund	26,019	3,020,806
iShares Russell Midcap® Value Index Fund	40,753	6,165,929

Total Exchange Traded Mutual Funds (Cost $22,043,704)		23,615,615

Cash Equivalents (0.3%)

Brown Brothers Harriman Custodian Cash Sweep	62,098	62,098

Total Cash Equivalents (Cost $62,098)		62,098

Total Investments (Cost $22,105,802) — 99.7%		23,677,713
Other assets in excess of liabilities — 0.3%		73,172

NET ASSETS — 100.0%		$23,750,885

Representation of Portfolio of Investments (unaudited)
See Notes to Financial Statements

1

Financial Statements	PathMaster Domestic Equity Fund
Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

Assets:
Investments, at value (cost $22,105,802)	$23,677,713
Interest and dividends receivable	86,512
Receivable for capital shares issued	20,870
Receivable from adviser	17,333
Prepaid expenses and other assets	24,183

Total Assets	23,826,611

Liabilities:
Distributions payable	5,617
Payable for capital shares redeemed	3,111
Accrued expenses and other payables:
Administration	999
Transfer agency	23,483
Custodian	2,300
Chief compliance officer	37
Trustee	1,283
Shareholder servicing	98
Distribution	1,287
Other	37,511

Total Liabilities	75,726

Net Assets	$23,750,885

Composition of Net Assets:
Capital	$21,160,086
Accumulated net investment loss	(14,000)
Accumulated net realized gains from investment transactions	1,032,888
Net unrealized appreciation from investments	1,571,911

Net Assets	$23,750,885

Net Assets:
Class I Shares	$18,238,518
Class A Shares	4,906,801
Class C Shares	605,566

Total Net Assets	$23,750,885

Shares Outstanding ($0.01 par value, unlimited shares authorized):
Class I Shares	1,527,299
Class A Shares	411,422
Class C Shares	51,043
Net Asset Value, Offering (a) and Redemption price per share:
Class I Shares	$11.94
Class A Shares	11.93
Class C Shares(b)	11.86
Maximum Sales Charge:
Class A Shares	5.00%
Maximum Offering Price Per Share (Net Asset Value/(100%-Maximum Sales Charge):
Class A Shares	$12.56

(a)	Except for Class A.

(b)	Redemption price per share varies by length of time shares are held.
Statement of Operations
For the period ended September 30, 2007 (Unaudited)

Investment Income:
Interest	$3,646
Dividend	184,726

Total Investment Income	188,372

Expenses:
Investment Adviser	70,996
Accounting	25,812
Administration	24,818
Distribution (Class A Shares)	6,368
Distribution (Class C Shares)	2,160
Shareholder servicing (Class C Shares)	720
Custodian	7,885
Legal	21,954
Printing	3,635
Transfer agency	54,336
Chief compliance officer	10,454
Trustee	2,899
State registration and filing fees	15,970
Other	15,976

Total expenses before fee reductions	263,983
Fees reduced by the Investment Adviser	(107,193)

Net Expenses	156,790

Net Investment Income	31,582

Net Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains from investment transactions	916,886
Change in unrealized appreciation/depreciation from investments	(110,972)

Net realized/unrealized gains from investments	805,914

Change in net assets resulting from operations	$837,496

See Notes to Financial Statements

2

Financial Statements	PathMaster Domestic Equity Fund
Statements of Changes in Net Assets

	For the	For the
	six months ended	year ended
	September 30, 2007	March 31, 2007
	(Unaudited)
Investment Activities
Operations:
Net investment income	$31,582	$88,946
Net realized gains from investments	916,886	270,602
Net change in unrealized appreciation/ depreciation investments	(110,972)	1,501,905

Change in net assets resulting from operations	837,496	1,861,453

Distributions:
From Net Investment Income:
Class I Shares	(39,813)	(91,265)
Class A Shares	(5,337)	(17,308)
Class C Shares	—	(99)
From Net Realized Gains:
Class I Shares	—	(122,460)
Class A Shares	—	(34,217)
Class C Shares	—	(3,858)

Change in net assets from distributions	(45,150)	(269,207)

Capital Transactions:
Proceeds from shares issued:
Class I Shares	2,502,455	12,218,696
Class A Shares	884,971	3,403,785
Class C Shares	197,756	248,200
Dividends reinvested:
Class I Shares	17,304	87,022
Class A Shares	5,222	49,198
Class C Shares	—	3,801
Cost of shares redeemed:
Class I Shares	(1,539,105)	(1,400,431)
Class A Shares	(847,141)	(152,490)
Class C Shares	(197,761)	(8,343)

Change in net assets from capital share transactions	1,023,701	14,449,438

Change in net assets	1,816,047	16,041,684
Net Assets:
Beginning of period	21,934,838	5,893,154

End of period	$23,750,885	$21,934,838

Accumulated net investment loss	$(14,000)	$(432)

Share Transactions:
Class I Shares:
Issued	209,638	1,137,959
Reinvested	1,444	7,840
Redeemed	(129,152)	(126,006)

Change in Class I Shares	81,930	1,019,793

Class A Shares:
Issued	73,929	313,897
Reinvested	436	4,408
Redeemed	(73,089)	(13,766)

Change in Class A Shares	1,276	304,539

Class C Shares:
Issued	17,226	22,378
Reinvested	—	339
Redeemed	(17,880)	(715)

Change in Class C Shares	(654)	22,002

See Notes to Financial Statements

3

Financial Statements	PathMaster Domestic Equity Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
											Ratio of	Ratio of Net
								Net		Net	Net	Investment	Ratio of
	Net Asset	Net	Net Realized					Asset		Assets,	Expenses	Income (Loss)	Expenses to
	Value,	Investment	and Unrealized	Total From	Net	Net Realized		Value,	Total	End of	to Average	to Average	Average Net	Portfolio
	Beginning	Income	Gains on	Investment	Investment	Gains From	Total	End of	Return	Period	Net Assets	Net Assets	Assets	Turnover
	of Period	(Loss)	Investments	Activities	Income	Investments	Distributions	Period	(a)(e)	(000’s)	(f)(i)	(f)(i)	(b)(f)(i)	(c)(e)

Class I Shares

For the six months ended
September 30, 2007 (Unaudited)	$11.51	0.02	0.44	0.46	(0.03)	—	(0.03)	$11.94	3.96%	$18,239	1.25%	0.35%	2.15%	34.80%
Year Ended March 31, 2007	$10.51	0.07	1.11	1.18	(0.08)	(0.10)	(0.18)	$11.51	11.35%	$16,629	1.25%	0.70%	3.31%	86.04%
Period Ended March 31, 2006 (d)	$10.00	0.05	0.51	0.58	(0.07)	—	(0.07)	$10.51	5.80%	$4,473	1.20%	1.88%	9.92%	19.89%

Class A Shares

For the six months ended
September 30, 2007 (Unaudited)	$11.49	— (h)	0.45	0.45	(0.01)	—	(0.01)	$11.93	3.93%	$4,907	1.50%	0.06%	2.40%	34.80%
Year Ended March 31, 2007	$10.49	0.05	1.11	1.16	(0.06)	(0.10)	(0.16)	$11.49	11.14%	$4,713	1.50%	0.44%	3.61%	86.04%
Period Ended March 31, 2006 (g)	$10.14	0.01	0.35	0.36	(0.01)	—	(0.01)	$10.49	3.59%	$1,108	1.50%	1.69%	19.01%	19.89%

Class C Shares

For the six months ended
September 30, 2007 (Unaudited)	$11.46	(0.03)	0.43	0.40	—	—	—	$11.86	3.58%	$606	2.25%	(0.58)%	3.15%	34.80%
Year Ended March 31, 2007	$10.50	(0.05)	1.11	1.06	— (h)	(0.10)	(0.10)	$11.46	10.17%	$593	2.25%	(0.42)%	4.21%	86.04%
Period Ended March 31, 2006 (g)	$10.14	— (h)	0.36	0.36	— (h)	—	— (h)	$10.50	3.60%	$312	2.25%	0.99%	17.69%	19.89%

(a)	Total Return calculations do not include any sales or redemption charges.

(b)	During the period certain fees were reduced or reimbursed. If such reductions had not occurred, the ratio would have been as indicated.

(c)	Portfolio Turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

(d)	Class I Shares commenced operations on December 2, 2005.

(e)	Not annualized for periods less than one year.

(f)	Annualized for periods less than one year.

(g)	Class A Shares and Class C Shares commenced operations on January 17, 2006.

(h)	Less than $0.005 per share.

(i)	Does not include the effect of expenses of underlying funds.
See Notes to Financial Statements

4

Notes to Financial Statements	September 30, 2007 (Unaudited)
1.	Organization:

The Coventry Group (the “Group”) was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Group contains the PathMaster Domestic Equity Fund (the “Domestic Equity Fund” or “Fund”).

Financial statements for all other series of the Group are published separately.

The Fund is authorized to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $0.01 per share. The Fund offers three classes of shares: Class I Shares, Class A Shares, and Class C Shares. Each class of shares in the Fund has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Group’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with their vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation:

The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith using procedures approved by the Group’s Board of Trustees.

The Fund invests primarily in exchange-traded funds (“ETFs”) that track certain domestic equity market segments by size (i.e., small-cap, mid-cap and large-cap) and style (i.e., growth and value) that the Wayne Hummer Asset Management Company ( the “Adviser”) has determined offer the greatest potential for capital appreciation in a given market environment. ETFs are registered investment companies with shares that trade on a securities exchange like common stock.

Investments in money markets funds and registered open-ended investment companies are valued at net asset value per share.

New Accounting Pronouncements:

On July 13, 2006 the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”), “Accounting for the Uncertainty of Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 and has concluded that there was no impact to the Funds’ financial statements as of September 30, 2007. The adoption of FIN 48 requires ongoing monitoring and analysis. Future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets.
Continued

5

Notes to Financial Statements	September 30, 2007 (Unaudited)
Security Transactions and Related Income:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Income and realized or unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or appropriate basis.

Expenses:

Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis. Each class of shares bears its respective pro-rata portion of the expenses, except that each class separately bears expenses related specifically to that class, such as distribution fees.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Dividends from net realized gains, if any, are declared and distributed at least annually by the Fund.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

3.	Related Party Transactions:

Investment Adviser:

The Adviser and the Fund are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of the Fund, at the annual percentage rate of 0.60%, before the imposition of certain contractual fee waivers by the Adviser of its advisory fee.

The Adviser agrees to reduce the fees payable to it under the Investment Advisory Agreement (but not below zero) and/or reimburse other expenses of the Fund, during the period ending August 1, 2008, to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes, dividends, and indirect costs (such as the expenses of other funds in which the fund may invest) and extraordinary expenses, to the amount of the “Maximum Operating Expense Limit” applicable to each class of shares as set forth across from the name of each respective class of the Fund per the schedule below:

Fund Name and Class of Shares	Maximum Operating Expense Limit*

Class A Shares	1.50%
Class C Shares	2.25%
Class I Shares	1.25%

*	Expressed as a percentage of the Fund’s average daily net assets by class.
The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser provided that such repayment does not cause the total operating expenses for a class of shares to exceed the above Maximum Operating Expense Limits and the repayment is made within three years after the year in which the Adviser incurred the expense. Pursuant to its agreement, for the six month period ended September 30, 2007, the Adviser reimbursed fees in the amount of $107,193 for PathMaster Domestic Equity Fund. As of September 30, 2007, the Adviser may recoup $530,864, from the Fund as follows:

Amount	Expires
$124,441	2009
299,230	2010
107,193	2011
Continued

6

Notes to Financial Statements	September 30, 2007 (Unaudited)
Administration, Fund Accounting and Transfer Agent:

Effective August 1, 2007, BISYS Fund Services Ohio, Inc. (“BISYS Ohio”), the Fund’s administrator, fund accounting and transfer agent was re-named Citi Fund Services Ohio, Inc. (“CFSO”) following the acquisition of The BISYS Group, Inc., the parent company of BISYS Ohio, by a subsidiary of Citibank N.A. (“Citi”).

Prior to August 1, 2007, BISYS Ohio, a wholly owned subsidiary of The BISYS Group, Inc., served the Fund as administrator. Certain officers and trustees of the Group were affiliated with BISYS Ohio and such officers currently are affiliated with CFSO. Such persons were paid no fees directly by the Fund for serving as officers and trustees of the Group, with the exception of the Chief Compliance Officer. Under the Master Services Agreement with the Fund, BISYS Ohio was, and CFSO is, entitled to receive an annual fee calculated at a tiered rate based upon the average daily net assets of the Fund subject to annual minimums. The amounts charged to the Fund for the services provided by BISYS Ohio and CFSO are reported within the Statement of Operations.

Under a Compliance Services Agreement between the Fund and BISYS Ohio (the “CCO Agreement”), BISYS Ohio, and now CFSO, made an employee available to serve as the Fund’s Chief Compliance Officer (the “CCO”). Under the CCO Agreement, BISYS Ohio also provided, and CFSO currently provides infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Fund paid BISYS Ohio and CFSO $10,454 for the six months ended September 30, 2007, plus certain out of pocket expenses. BISYS Ohio and CFSO paid the salary and other compensation earned by any such individuals as employees of BISYS Ohio and CFSO.

Distribution:

Foreside Distribution Services, L.P. (“Foreside”), a wholly owned subsidiary of Foreside Financial Group, LLC, and the Group are parties to a Distribution Agreement under which shares of the Fund are sold on a continuous basis. The Fund has adopted a Service and Distribution Plan for Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act under which the Class A and Class C shares of the Fund are authorized to pay the Distributor for payments it makes to banks, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates incur for providing distribution or shareholder service assistance to the Fund. The calculated annual rate will not exceed 0.25% and 1.00% of the average daily net asset value of Class A and Class C shares, respectively.

Prior to August 1, 2007, BISYS Services Limited Partnership (“BISYS”) served as principal underwriter and distributor of the Fund’s shares. Effective August 1, 2007, the Board of Trustees of the Fund approved a new distribution agreement with Foreside, under which Foreside assumed certain services previously performed by BISYS. Foreside is not affiliated with Citi, CFSO or Wayne Hummer Asset Management Company, the Fund’s adviser.

For the six months ended September 30, 2007, the Distributor and BISYS received $8,469 from commissions earned on sales of Class A shares and redemptions of Class C shares, which the Distributor or BISYS re-allowed to affiliated broker-dealers of the Fund.

4.	Purchases and Sales of Securities:

Purchases of and proceeds from sales, excluding short-term securities, for the Fund for the six months ended September 30, 2007, totaled:

Fund	Purchases	Sales
Domestic Equity Fund	$9,112,992	$8,087,223
5.	Federal Tax Information:

At September 30, 2007, the cost, gross and net unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Domestic Equity Fund	$22,122,416	$1,577,748	$(22,451)	$1,555,297
The tax character year distributions for the year ended March 31, 2007 was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Tax Return	Distributions
	Income	Capital Gains	Distributions	of Capital	Paid[1]
Domestic Equity Fund	$266,924	$—	$266,924	$—	$266,924

[1]	Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.
Continued

7

Additional Information	September 30, 2007 (Unaudited)
Table of Shareholder Expenses:
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 through September 30, 2007.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expense Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		4/1/07	9/30/07	4/1/07 - 9/30/07	4/1/07 - 9/30/07
Domestic Equity Fund	Class I	$1,000.00	$1,039.60	$6.36	1.25%
	Class A	1,000.00	1,039.30	7.63	1.50%
	Class C	1,000.00	1,035.80	11.42	2.25%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expense Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		4/1/07	9/30/07	4/1/07 - 9/30/07	4/1/07 - 9/30/07
Domestic Equity Fund	Class I	$1,000.00	$1,018.80	$6.33	1.25%
	Class A	1,000.00	1,017.55	7.59	1.50%
	Class C	1,000.00	1,013.71	11.36	2.25%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
Continued

8

Additional Information	September 30, 2007 (Unaudited)
Other Information:
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-877-942-8434; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-942-8434, and on the Commission’s website at http://www.sec.gov.
The Fund files complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and the Fund makes the information on Form N-Q available upon request without charge.

9

PathMaster Domestic Equity Fund

Address & Phone Number:	Distributor
PathMaster Funds	Foreside Distribution Services, L.P.
P.O. Box 183085	100 Summer Street
Columbus, Ohio 43218-2094	Boston, MA 02110
Telephone: 1-877-942-8434

Independent Registered Public Accounting Firm
Investment Adviser	Ernst & Young LLP
Wayne Hummer Asset Management	1100 Huntington Center
222 South Riverside Plaza, 28th Floor	41 South High Street
Chicago, Illinois 60606	Columbus, Ohio 43215

Custodian	Legal Counsel
Brown Brothers Harriman & Co.	Thompson Hine LLP
40 Water Street	10 West Broad Street, Suite 700
Boston, MA 02109	Columbus, OH 43215

Administrator and Transfer Agent
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219
This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.
Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.
11/07

Item 2. Code of Ethics.
Not applicable – only for annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable – only for annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable – only for annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Coventry Group

By (Signature and Title)*	/s/ David Bunstine David Bunstine, President
Date December 5, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David Bunstine David Bunstine, President
Date December 5, 2007

By (Signature and Title)*	/s/ Linda A. Durkin Linda A. Durkin, Treasurer
Date December 5, 2007

*	Print the name and title of each signing officer under his or her signature.